UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund:	BlackRock MuniVest Fund, Inc. (MVF)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund, Inc.,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2021

Date of reporting period: 02/28/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

FEBRUARY 28, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Income Investment Quality Trust (BAF)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of February 28, 2021 reflected a remarkable period of disruption and adaptation, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the threat from the virus was becoming increasingly apparent, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following the implementation of mass vaccination campaigns and progress of additional stimulus through the U.S. Congress. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially from lows in late March 2020.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) dropped to historic lows. However, inflation risk from a rapidly expanding economy raised yields late in the reporting period, leading to a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. In early 2021, Congress passed one of the largest economic rescue packages in U.S. history, which should provide a solid tailwind for economic growth. Inflation is likely to increase somewhat as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are neutral overall on credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.74%	31.29%

U.S. small cap equities (Russell 2000® Index)	41.69	51.00

International equities (MSCI Europe, Australasia, Far East Index)	14.33	22.46

Emerging market equities (MSCI Emerging Markets Index)	22.32	36.05

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.40

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.34)	(1.96)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.55)	1.38

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.92	1.22

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.08	9.31

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview  For the Reporting Period Ended February 28, 2021

Municipal Market Conditions

Municipal bonds posted modestly positive total returns during the period amid increased volatility. As a result of the COVID-19 pandemic-induced economic shutdown, performance plummeted -10.87% during a two-week period in March 2020 before rebounding on valuation-based buying. (For comparison, the -11.86% correction in 2008 spanned more than a month.) Fiscal stimulus, monetary policy accommodation, and the partial re-opening of the economy combined to stabilize the market and drive strong performance throughout the summer months. Performance briefly stalled on U.S. election uncertainty, but broadly has benefited from a favorable technical backdrop, vaccine optimism, and expectation for additional fiscal aid from the newly unified Democratic government. At the end of the period, performance briefly turned negative as historically rich valuations recalibrated and resulted in a temporary but healthy market correction.

Strong technical support during most of the period momentarily waned as COVID-19 fears spurred risk-off sentiment resulting in record outflows. During the 12 months ended February 28, 2021, municipal bond funds experienced net inflows totaling $39 billion, drawn down by nearly $46 billion in outflows during the months of March and April 2020 (based on data from the Investment Company Institute). For the same 12-month period, new issuance was robust at $441 billion but slowed during the height

S&P Municipal Bond Index Total Returns as of February 28, 2021 6 months: 0.92% 12 months: 1.22%

of the pandemic as market liquidity became constrained amid the flight to quality. Taxable municipal issuance was elevated as issuers increasingly advance refunded tax-exempt debt in the taxable municipal market for cost savings.

A Closer Look at Yields

AAA Municipal Yield Curves

From February 29, 2020 to February 28, 2021, yields on AAA-rated 30-year municipal bonds increased by 28 basis points (“bps”) from 1.52% to 1.80%, while ten-year rates increased by 21 bps from 0.93% to 1.14% and five-year rates decreased by 17 bps from 0.73% to 0.56% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 82 bps, lagging the 125 bps of steepening experienced in the U.S. Treasury curve.

After dislocating at the height of the pandemic, consistent municipal outperformance pushed municipal-to-Treasury ratios to all-time lows in February 2021. While the market corrected late in the period, ratios remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government is set to deliver another massive federal aid injection. Direct state and local government aid will provide additional support to own-source government tax receipts, which have outperformed the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments face daunting financial challenges, the combination of new federal stimulus and vaccine distribution should augment economic activity and, consequently, bolster revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain, but the additional aid and the re-opening of the economy should bring better operating results in the second half of 2021. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. Again, however, the effective vaccine regimen and prospects for improved distribution suggest that a rebound in economic activity could reduce the number of potential defaults in riskier non-rated credits. While credit fundamentals are expected to improve noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty

The opinions expressed are those of BlackRock as of February 28, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of February 28, 2021	BlackRock Municipal Bond Trust (BBK)

Investment Objective

BlackRock Municipal Bond Trust’s (BBK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from regular U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BBK and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) each approved the reorganization of BBK into MHD (the “Reorganization”). The Reorganization was approved by each fund’s shareholders on December 15, 2020 and is expected to be completed on March 8, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2021 ($16.00)(a)	4.88%
Tax Equivalent Yield(b)	8.24%
Current Monthly Distribution per Common Share(c)	$0.0650
Current Annualized Distribution per Common Share(c)	$0.7800
Leverage as of February 28, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Trust declared a special distribution, which is payable on April 1, 2021. Other than this special distribution, the Trust will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$16.00	$15.39	3.96%	$16.52	$15.06
Net Asset Value	16.54	16.42	0.73	17.10	16.15

Market Price and Net Asset Value History for the Past Five Years

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Trust Summary as of February 28, 2021 (continued)	BlackRock Municipal Bond Trust (BBK)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On

	Market Price	NAV
BBK(a)(b)	6.51%	3.20%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.17	3.54

(a)

All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices, with the exception of the February 2021 distribution. The February 2021 distribution was paid as a cash distribution but for the purpose of calculating performance, the distribution was assumed reinvested at the market price on payable date. Performance results reflect the Trust’s use of leverage.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

The Trust’s positions in the state tax-backed, health care and education sectors contributed to performance, as did its allocation to BBB rated debt. Holdings in longer-term bonds added value as well.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust’s use of leverage also helped results by augmenting income. The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of February 28, 2021 (continued)	BlackRock Municipal Bond Trust (BBK)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21		08/31/20

County/City/Special District/School District	25%		21%
Health	18		17
Transportation	13		15
Utilities	12		13
Education	9		9
State	8		5
Tobacco	7		7
Corporate	4		5
Housing	4		4
Other	—	(c)	4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	8%
2022	8
2023	9
2024	7
2025	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	02/28/21	08/31/20

AAA/Aaa	2%	5%
AA/Aa	32	34
A	27	28
BBB/Baa	12	13
BB/Ba	6	5
B	1	2
C	1	1
N/R(f)	19	12

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

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Trust Summary as of February 28, 2021	BlackRock Municipal Income Investment Quality Trust (BAF)

Investment Objective

BlackRock Municipal Income Investment Quality Trust’s (BAF) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax and Florida intangible property tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

On June 16, 2020, the Board of Trustees of BAF and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) each approved the reorganization of BAF into MHD (the “Reorganization”). The Reorganization was approved by each fund’s shareholders on December 15, 2020 and is expected to be completed on March 8, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2021 ($14.71)(a)	5.02%
Tax Equivalent Yield(b)	8.48%
Current Monthly Distribution per Common Share(c)	$0.0615
Current Annualized Distribution per Common Share(c)	$0.7380
Leverage as of February 28, 2021(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Trust declared a special distribution, which is payable on April 1, 2021. Other than this special distribution, the Trust will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$14.71	$14.39	2.22%	$16.37	$13.93
Net Asset Value	15.29	15.26	0.20	15.83	15.07

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	9

Trust Summary as of February 28, 2021 (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On

	Market Price	NAV
BAF(a)(b)	4.77%	2.70%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.17	3.54

(a)

All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices, with the exception of the February 2021 distribution. The February 2021 distribution was paid as a cash distribution but for the purpose of calculating performance, the distribution was assumed reinvested at the market price on payable date. Performance results reflect the Trust’s use of leverage.

(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust’s use of leverage also helped results by augmenting income. Positions in sectors that had been hardest hit by COVID-19, including health care and transportation, performed well following vaccine approvals and the resulting improvement in the economic outlook. Positions in the state tax-backed sector also outperformed due to the strong returns of lower-rated issuers such as Illinois, New Jersey and Puerto Rico. Longer-dated holdings with maturities of 20 years and above added value, as well. Even though yields rose, the effect was offset by income and a compression of yield spreads.

Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of February 28, 2021 (continued)	BlackRock Municipal Income Investment Quality Trust (BAF)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21	08/31/20

Transportation	23%	24%
Health	17	17
County/City/Special District/School District	14	13
Education	12	13
Utilities	10	9
State	9	8
Housing	7	5
Tobacco	4	4
Corporate	2	2
Other	2	5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	21%
2022	3
2023	18
2024	2
2025	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	02/28/21		08/31/20

AAA/Aaa	1%		1%
AA/Aa	48		50
A	25		26
BBB/Baa	13		12
BB/Ba	2		1
B	—	(e)	—
N/R(f)	11		10

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of February 28, 2021	BlackRock Municipal Income Quality Trust (BYM)

Investment Objective

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2021 ($14.77)(a)	4.71%
Tax Equivalent Yield(b)	7.96%
Current Monthly Distribution per Common Share(c)	$0.0580
Current Annualized Distribution per Common Share(c)	$0.6960
Leverage as of February 28, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$14.77	$14.19	4.09%	$15.56	$13.88
Net Asset Value	15.67	15.57	0.64	16.20	15.34

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021 (continued)	BlackRock Municipal Income Quality Trust (BYM)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On

	Market Price	NAV
BYM(a)(b)	6.49%	2.97%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.17	3.54

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

The Trust’s positions in the state tax-backed, health care and education sectors contributed to performance. Trust allocations to BBB rated and high yield debt, particularly Puerto Rico sales tax debt, also supported results. Holdings in longer-term bonds added value as well.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust’s use of leverage also helped results by augmenting income. The Trust sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of February 28, 2021 (continued)	BlackRock Municipal Income Quality Trust (BYM)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21	08/31/20

County/City/Special District/School District	26%	24%
Health	19	18
Transportation	15	21
State	12	9
Utilities	8	8
Education	8	6
Tobacco	6	6
Housing	4	4
Corporate	1	2
Other	1	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	6%
2022	5
2023	13
2024	5
2025	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	02/28/21		08/31/20

AAA/Aaa	7%		12%
AA/Aa	37		37
A	22		25
BBB/Baa	15		16
BB/Ba	3		1
B	—	(e)	—
N/R(f)	16		9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Trust’s total investments.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021	BlackRock Municipal Income Trust II (BLE)

Investment Objective

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BlackRock Strategic Municipal Trust (BSD), the Board of Directors of BlackRock MuniYield Investment Quality Fund (MFT), the Board of Trustees of BlackRock Municipal Income Investment Trust (BBF) and the Board of Trustees of BLE each approved the reorganizations of BSD, MFT and BBF into BLE (the “Reorganizations”). The Reorganizations were approved by each fund’s shareholders on January 21, 2021 and are expected to be completed on April 12, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2021 ($15.00)(a)	4.96%
Tax Equivalent Yield(b)	8.38%
Current Monthly Distribution per Common Share(c)	$0.0620
Current Annualized Distribution per Common Share(c)	$0.7440
Leverage as of February 28, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganizations, the Trust declared a special distribution, which is payable on May 3, 2021. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$15.00	$14.83	1.15%	$16.29	$14.25
Net Asset Value	14.84	14.79	0.34	15.46	14.51

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	15

Trust Summary as of February 28, 2021 (continued)	BlackRock Municipal Income Trust II (BLE)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On

	Market Price	NAV
BLE(a)(b)	3.68%	2.85%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.17	3.54

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

Portfolio income, enhanced by leverage, was a key contributor to Trust results. Longer-dated holdings with maturities of 20 years and above also added value. Even though yields rose, the effect was offset by income and the compression of yield spreads. While the Trust’s allocation to investment-grade bonds was the leading driver of performance, positions in non investment-grade and unrated issues also contributed given the backdrop of elevated investor risk appetites. At the sector level, allocations to state tax-backed, transportation and tobacco issues made the largest contributions. On the negative side, holdings in very short-dated, high-quality bonds—which did not keep pace with the strong performance for the overall market—detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021 (continued)	BlackRock Municipal Income Trust II (BLE)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21		08/31/20

Transportation	19%		22%
State	18		12
Utilities	14		15
County/City/Special District/School District	13		8
Health	12		11
Tobacco	9		9
Education	7		8
Corporate	6		8
Housing	2		1
Other	—	(c)	6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	14%
2022	9
2023	7
2024	7
2025	3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	02/28/21	08/31/20

AAA/Aaa	6%	5%
AA/Aa	32	31
A	24	23
BBB/Baa	19	20
BB/Ba	6	7
B	2	2
C	1	1
N/R(f)	10	11

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 3%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	17

Trust Summary as of February 28, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL)

Investment Objective

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade (as rated or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment) municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of February 28, 2021 ($13.98)(a)	4.16%
Tax Equivalent Yield(b)	7.03%
Current Monthly Distribution per Common Share(c)	$0.0485
Current Annualized Distribution per Common Share(c)	$0.5820
Leverage as of February 28, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$13.98	$13.45	3.94%	$14.74	$12.97
Net Asset Value	14.89	14.75	0.95	15.48	14.49

Market Price and Net Asset Value History for the Past Five Years

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021 (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On

	Market Price	NAV
MFL(a)(b)	6.11%	3.05%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.17	3.54

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

The Trust’s positions in longer-term bonds were key contributors to performance. Even though yields rose, the effect was offset by income and the compression of yield spreads. At the sector level, holdings in transportation, state and local tax-backed and health care issues aided returns. The Trust’s use of leverage also helped performance by augmenting income. The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

On the negative side, the Trust’s higher-quality bias represented an opportunity cost at a time of outperformance for lower-quality issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	19

Trust Summary as of February 28, 2021 (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21		08/31/20

Transportation	37%		37%
State	23		20
Health	15		15
County/City/Special District/School District	9		9
Utilities	7		6
Education	5		6
Tobacco	3		3
Corporate	1		2
Housing	—	(c)	—
Other	—		2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	6%
2022	1
2023	16
2024	4
2025	2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	02/28/21		08/31/20

AAA/Aaa	7%		8%
AA/Aa	48		49
A	25		27
BBB/Baa	10		7
BB/Ba	4		3
B	—	(c)	—
N/R	6	(f)	6

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021	BlackRock MuniVest Fund, Inc. (MVF)

Investment Objective

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of February 28, 2021 ($8.96)(a)	4.49%
Tax Equivalent Yield(b)	7.58%
Current Monthly Distribution per Common Share(c)	$0.0335
Current Annualized Distribution per Common Share(c)	$0.4020
Leverage as of February 28, 2021(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	02/28/21	08/31/20	Change	High	Low
Market Price	$8.96	$8.77	2.17%	$9.53	$8.53
Net Asset Value	9.73	9.60	1.35	10.14	9.46

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	21

Trust Summary as of February 28, 2021 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Performance

Returns for the six months ended February 28, 2021 were as follows:

	Returns Based On

	Market Price	NAV
MVF(a)(b)	4.46%	3.63%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.17	3.54

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds delivered positive returns in the six-month period, with income offsetting the effect of a modest increase in yields. After performing very well in the span from November 2020 to January 2021, the market fell sharply in February 2021 when concerns about higher inflation caused intermediate- and long-term U.S. Treasury yields to rise. However, tax-exempt bonds remained supported by the combination of an improving U.S. economy, strengthening municipal finances and robust investor demand. As a result, yield spreads relative to U.S. Treasuries declined.

Given the increase in yields, income was a large driver of the Trust’s performance. (Prices and yields move in opposite directions.) The Trust was also helped by its positions in longer-term bonds and higher-yielding areas such as Puerto Rico and tobacco issues.

On a sector basis, state tax-backed bonds were the largest contributor. The category’s relative strength was largely driven by the outperformance of lower-quality issuers such as Puerto Rico, Illinois and New Jersey. All offered more yield than higher-rated states, which was a positive given investors’ elevated demand for yield. In addition, tax revenues proved more resilient than expected in the wake of COVID-19.

The Trust actively sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose, as prices fell, this strategy contributed to results.

Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at a lower yield compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of February 28, 2021 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	02/28/21		08/31/20

Transportation	26%		27%
Health	21		19
State	14		9
County/City/Special District/School District	11		9
Utilities	8		10
Corporate	7		8
Tobacco	7		7
Education	4		4
Housing	2		3
Other	—	(c)	4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2021	7%
2022	4
2023	6
2024	4
2025	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	02/28/21		08/31/20

AAA/Aaa	—	%(c)	—%
AA/Aa	31		30
A.	29		30
BBB/Baa	21		22
BB/Ba	4		4
B	3		3
C	1		1
N/R(f)	11		10

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	23

Schedule of Investments (unaudited) February 28, 2021	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.6%
Opelika Utilities Board, Refunding RB, 4.00%, 06/01/41	$960	$1,072,848

Arizona — 7.4%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/42	2,200	2,285,558
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.50%, 07/01/52	130	140,234
Series G, 5.00%, 07/01/47	435	473,054
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/34(a)	400	425,528
Pinal County Electric District No.3, Refunding RB 4.75%, 07/01/31	3,070	3,113,870
4.75%, 07/01/31(b)	680	690,247
Salt Verde Financial Corp., RB 5.00%, 12/01/32	1,500	1,978,950
5.00%, 12/01/37	2,065	2,865,415
University Medical Center Corp., Refunding RB, 6.00%, 07/01/39(b)	900	917,361

		12,890,217

Arkansas — 2.8%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	960	1,040,976
City of Benton Arkansas, RB, 4.00%, 06/01/39	505	540,138
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	840	912,534
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	1,835	1,936,604
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	513,104

		4,943,356

California — 16.7%
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/48	1,345	1,488,606
Carlsbad Unified School District, GO, CAB, Series B, Convertible, 6.00%, 05/01/34.	1,000	1,168,120
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	735	760,482
Series A-2, 5.00%, 06/01/47	525	543,202
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(c)	1,650	2,073,159
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A-1, AMT, 5.75%, 03/01/34	2,000	2,004,780
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, Election 2002, (AGC), 0.00%, 08/01/38(d)	8,000	4,862,800
Palomar Community College District, GO, CAB
Series B, Convertible, 6.20%, 08/01/39(c)	2,605	3,284,254
Series B, Election 2006, 0.00%, 08/01/30(d)	1,500	1,316,700
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	1,550	1,729,521
San Diego Community College District, GO, CAB, Election 2002, 6.00%, 08/01/33	2,800	3,635,576
San Diego County Regional Airport Authority, ARB,
Series B, AMT, 5.00%, 07/01/47	1,405	1,645,943

Security	Par (000)	Value

California (continued)
State of California, Refunding GO, 5.00%, 02/01/38	$3,000	$3,249,660
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	1,225	1,227,291

		28,990,094

Colorado — 0.4%
Colorado Educational & Cultural Facilities Authority, Refunding RB, 5.00%, 10/01/59(a)	595	626,339

Connecticut — 1.0%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series F, 5.00%, 07/01/36(b) .	550	558,838
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	970	1,191,102

		1,749,940

Delaware — 1.4%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	330	363,320
Series A, 5.00%, 07/01/48	900	975,924
Delaware Transportation Authority, RB, 5.00%, 06/01/55	950	1,082,459

		2,421,703

Florida — 3.0%
County of Miami-Dade Seaport Department, RB, Series B, AMT, 6.00%, 10/01/31	4,135	4,654,108
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(e)(f)	800	506,893

		5,161,001

Georgia — 0.6%
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43.	120	125,119
Series A, 4.00%, 12/01/48	170	180,754
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	255	353,560
Series A, 5.00%, 05/15/43	330	390,790

		1,050,223

Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.25%, 11/15/37	400	427,548

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	500	555,005

Illinois — 9.8%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	775	852,283
Series D, 5.00%, 12/01/46	1,005	1,078,932
Series H, 5.00%, 12/01/36	235	271,077
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	760	883,707
Series C, 5.00%, 12/01/34	235	272,992
Series F, 5.00%, 12/01/23	310	343,960
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	870	950,031
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	1,600	1,646,128
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	665	690,323
County of Will Illinois, GO, 5.00%, 11/15/45(b)	600	722,298
Illinois Finance Authority, RB Series A, 5.00%, 02/15/37	300	328,890

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, RB (continued)
Series A, 5.00%, 02/15/47	$240	$259,572
Series A, 5.00%, 02/15/50	130	140,004
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/45	1,205	1,374,001
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	2,980	3,423,752
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	285	331,455
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	220	241,415
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/28(b)	1,150	1,166,594
State of Illinois, GO 5.50%, 05/01/39	795	970,767
Series D, 5.00%, 11/01/28	645	743,453
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(a)	390	409,824

		17,101,458

Iowa — 0.2%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(g)	250	275,865

Kansas — 0.4%
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	720	770,717

Kentucky — 3.9%
County of Boyle KY, Refunding RB, 5.00%, 06/01/37	2,500	2,849,975
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/40(b)	1,830	2,001,636
Kentucky Public Transportation Infrastructure Authority, RB, CAB(c)
Series C, Convertible, 6.45%, 07/01/34	500	581,250
Series C, Convertible, 6.60%, 07/01/39	830	956,724
Series C, Convertible, 6.75%, 07/01/43	270	311,745

		6,701,330

Louisiana — 1.2%
City of Alexandria LA Utilities Revenue RB, 5.00%, 05/01/39(b)	860	980,882
Louisiana Public Facilities Authority, RB, 6.50%, 05/01/31(b)	400	404,120
Parish of St. John the Baptist Louisiana, Refunding RB, Sub-Series B-1, 2.38%, 06/01/37(g)	650	669,246

		2,054,248

Maryland — 0.3%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	170	174,465
5.25%, 07/01/44	170	173,327
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	210	210,197

		557,989

Massachusetts — 3.5%
Massachusetts Development Finance Agency, RB
5.00%, 01/01/48	1,115	1,290,367
5.00%, 10/01/48	830	861,283
Series A, 5.25%, 01/01/42	565	660,897

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB (continued) Series A, 5.00%, 01/01/47	$630	$717,198
Massachusetts Development Finance Agency, Refunding RB
5.00%, 04/15/40	400	437,164
5.00%, 09/01/43	750	873,225
Series A, 5.00%, 10/01/43	750	834,825
Series A, 4.00%, 06/01/49	75	82,843
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.80%, 12/01/43	160	170,784
Series A, 3.85%, 06/01/46	205	218,313

		6,146,899

Michigan — 7.4%
Michigan Finance Authority, RB 5.00%, 11/01/44 Series C-2, AMT, Senior Lien, 5.00%, 07/01/44(b)	1,555 240	1,793,599 254,815
Michigan Finance Authority, Refunding RB, 5.00%, 11/15/41	5,560	6,597,941
Michigan State Hospital Finance Authority, Refunding RB
5.00%, 11/15/47	215	267,215
Series C, 4.00%, 12/01/32(b)	2,100	2,200,065
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 3.80%, 10/01/38	1,690	1,830,524

		12,944,159

Minnesota — 2.3%
City of Maple Grove Minnesota, Refunding RB, 4.00%, 05/01/37	880	972,435
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	560	661,421
City of Otsego MN, Refunding RB, Series A, 5.00%, 09/01/44	425	437,474
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,080	1,182,341
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	290	336,145
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	385	389,620

		3,979,436

Mississippi — 0.7%
County of Warren Mississippi, RB, Series A, 5.38%, 12/01/35	400	414,140
Mississippi Development Bank, RB, (AGM NPFGC), 5.00%, 04/01/36(b)	845	848,270

		1,262,410

Missouri — 2.3%
Health & Educational Facilities Authority of the State of Missouri, RB
5.25%, 10/01/31(b)	500	514,825
4.13%, 02/15/43	300	308,583
Series A, 5.00%, 10/01/39(b)	500	560,585
Series A, 5.00%, 06/01/42	540	637,718
Series C-2, 5.00%, 10/01/34	1,000	1,104,380
Missouri Development Finance Board, RB, Series B, 5.00%, 11/01/41	900	922,905

		4,048,996

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 1.0%
Central Plains Energy Project, RB, 5.00%, 09/01/42	$600	$639,450
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	400	458,384
Nebraska Public Power District, Refunding RB
Series A, 5.00%, 01/01/32	250	259,683
Series A, 4.00%, 01/01/44	400	411,144

		1,768,661

Nevada — 0.9%
City of Las Vegas Nevada Special Improvement District No. 809, SAB, 5.65%, 06/01/23	375	379,601
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,000	1,095,910

		1,475,511

New Hampshire(a) — 0.2%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42.	255	267,528
Series C, AMT, 4.88%, 11/01/42	145	152,924

		420,452

New Jersey — 11.8%
New Jersey Economic Development Authority, RB
Series UU, 5.00%, 06/15/40	345	377,220
AMT, (AGM), 5.13%, 07/01/42	200	218,994
Series B, AMT, 5.63%, 11/15/30	660	724,145
New Jersey Economic Development Authority, Refunding RB, Series UU, 5.00%, 06/15/40(b)	80	92,089
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	5,000	5,455,950
New Jersey Health Care Facilities Financing Authority, Refunding RB 5.00%, 10/01/37	685	791,298
Series A, 4.63%, 07/01/23(b)	510	517,410
Series A, 5.00%, 07/01/25	500	531,045
Series A, 5.63%, 07/01/37(b)	1,700	1,730,311
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	900	1,000,773
Series AA, 5.00%, 06/15/46	400	443,968
Series S, 5.25%, 06/15/43	1,070	1,285,605
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(d)	1,000	675,660
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	140	166,982
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	1,860	2,117,536
South Jersey Port Corp., RB, Series B, AMT, 5.00%, 01/01/35	625	734,706
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	760	932,832
Series A, 5.25%, 06/01/46	1,810	2,163,113
Sub-Series B, 5.00%, 06/01/46	490	570,237

		20,529,874

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	450	519,867

New York — 5.5%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,160	1,169,744

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.25%, 11/15/55	$490	$590,661
Series C-1, 5.00%, 11/15/56	320	357,846
New York City Industrial Development Agency, RB, (AMBAC), 5.00%, 01/01/39	925	926,628
New York City Water & Sewer System, Refunding RB, Series CC, 5.00%, 06/15/47	1,000	1,094,060
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	900	913,455
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	500	530,955
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	1,250	1,352,800
Series 2, Class 2, 5.38%, 11/15/40	405	448,185
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	190	234,036
AMT, 5.00%, 10/01/40	535	647,939
State of New York Mortgage Agency, Refunding RB, Series 211, 3.75%, 10/01/43	1,190	1,269,195

		9,535,504

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, Series A, 5.00%, 07/01/35(b)	480	487,670

Ohio — 5.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 3.00%, 06/01/48	1,505	1,517,763
Series B-2, Class 2, 5.00%, 06/01/55	2,255	2,530,516
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	2,000	2,075,080
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	1,135	1,204,723
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	395	420,825
State of Ohio, Refunding RB, Series A, 5.00%, 01/15/41	1,500	1,558,095

		9,307,002

Oklahoma — 0.9%
Oklahoma City Public Property Authority, Refunding RB, 5.00%, 10/01/39	720	821,016
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	605	700,717

		1,521,733

Oregon — 1.4%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	675	768,758
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	1,475	1,593,442

		2,362,200

Pennsylvania — 4.2%
Commonwealth Financing Authority, RB 5.00%, 06/01/33	335	410,194
5.00%, 06/01/34	750	915,510
(AGM), 4.00%, 06/01/39	1,365	1,552,414
Delaware River Port Authority, RB, 4.50%, 01/01/32	1,500	1,662,600
Montgomery County Higher Education and Health
Authority, Refunding RB 4.00%, 09/01/49	715	794,580

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Refunding RB (continued) Series A, 4.00%, 09/01/49	$495	$541,005
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	1,250	1,468,975

		7,345,278

Puerto Rico — 6.0%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	315	322,639
5.63%, 05/15/43	345	348,861
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	1,305	1,364,886
Series A, Senior Lien, 5.13%, 07/01/37	375	392,310
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	838	910,705
Series A-1, Restructured, 5.00%, 07/01/58	3,553	3,915,548
Series A-2, Restructured, 4.33%, 07/01/40	552	587,400
Series A-2, Restructured, 4.78%, 07/01/58	896	983,924
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	5,318	1,627,255

		10,453,528

Rhode Island — 3.4%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM GTD), 3.75%, 05/15/32	1,155	1,315,672
Rhode Island Housing and Mortgage Finance Corp., RB, M/F Housing, Series 3-B, (FHA INS), 4.13%, 10/01/49	480	499,642
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	1,000	1,111,640
Series B, 4.50%, 06/01/45	2,730	2,941,056

		5,868,010

South Carolina — 1.4%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 04/01/44	100	108,916
4.00%, 04/01/49	100	101,210
5.00%, 04/01/49	135	146,289
4.00%, 04/01/54	105	105,875
5.00%, 04/01/54	245	264,837
5.00%, 01/01/55(a)	470	460,299
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,117,130
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/36	175	206,822

		2,511,378

South Dakota — 0.5%
City of Rapid City South Dakota, RB, 4.00%, 12/01/48	740	809,197

Tennessee — 2.7%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/40(b)	1,950	2,129,224

Security	Par (000)	Value

Tennessee (continued)
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	$875	$941,273
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	800	844,744
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	675	786,152

		4,701,393

Texas — 8.9%
El Paso Independent School District, GO, (PSF), 4.00%, 08/15/43	890	1,021,987
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(d)	11,690	4,434,134
Leander Independent School District, Refunding GO, CAB(d)
Series D, (PSF), 0.00%, 08/15/35	3,630	2,093,965
Series D, (PSF), 0.00%, 08/15/35(b)	370	216,494
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/38(d)	10,760	5,406,362
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	760	836,631
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,355	1,409,390

		15,418,963

Utah — 0.8%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	530	630,196
Utah Charter School Finance Authority, RB, 5.00%, 10/15/48	360	415,732
Utah Charter School Finance Authority, Refunding RB, 4.00%, 04/15/42	400	422,492

		1,468,420

Vermont — 0.5%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/37	500	541,265
Vermont Student Assistance Corp., RB, Series A, AMT, 4.13%, 06/15/30	330	347,903

		889,168

Virginia — 1.8%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	490	485,747
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	585	649,572
4.00%, 09/01/48	375	395,006
Virginia Housing Development Authority, RB, M/F Housing, Series B, 4.00%, 06/01/53	385	415,584
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(g)	470	471,824
AMT, Senior Lien, 6.00%, 01/01/37	725	776,635

		3,194,368

Washington — 0.4%
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/38(a)	600	689,454

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Bond Trust (BBK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	$1,305	$1,429,353

Wisconsin — 1.5%
Public Finance Authority, RB, Series A, 5.00%, 10/15/50(a)	540	569,743
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	280	274,898
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	800	988,720
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	665	754,729

		2,588,090

Total Municipal Bonds — 126.9% (Cost: $197,271,362)		221,026,855

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 1.0%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(i)	1,451	1,787,186

Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44(i)	1,950	2,356,731

Connecticut — 1.7%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	2,611	3,043,334

District of Columbia — 2.1%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,992	3,578,386

Michigan — 3.5%
Michigan State Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	5,385	6,018,815

New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(i)	1,401	1,431,751

New York — 11.5%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 05/24/21(b)	6,001	6,603,365
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	3,990	4,391,394
Hudson Yards Infrastructure Corp., RB(i)
5.75%, 02/15/21	579	581,514
5.75%, 02/15/47	356	357,730
New York City Water & Sewer System, Refunding RB, Series BB, 4.00%, 06/15/47	3,660	3,831,032
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	2,505	2,596,861
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/31	1,560	1,599,390

		19,961,286

Texas — 5.9%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 08/01/22(b)	1,580	1,722,595
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/48	2,999	3,504,317

Security	Par (000)	Value

Texas (continued)
Houston Community College System, GO, 4.00%, 02/15/23(b)	$2,998	$3,216,041
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	1,515	1,809,152

		10,252,105

Virginia — 2.6%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.00%, 07/01/48	1,996	2,394,405
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/27	1,860	2,101,558

		4,495,963

Washington — 2.0%
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	2,998	3,424,797

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.4% (Cost: $53,566,465)		56,350,354

Total Long-Term Investments — 159.3% (Cost: $250,837,827)		277,377,209

	Shares

Short-Term Securities

Money Market Funds — 5.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	8,754,448	8,755,324

Total Short-Term Securities — 5.1% (Cost: $8,756,058)		8,755,324

Total Investments — 164.4% (Cost: $259,593,885)		286,132,533

Other Assets Less Liabilities — 0.8%		1,520,710

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.3)%		(33,656,701)

VMTP Shares at Liquidation Value — (45.9)%		(79,900,000)

Net Assets Applicable to Common Shares — 100.0%		$174,096,542

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between January 1, 2026 to February 15, 2047, is $3,937,998. See Note 4 of the Notes to Financial Statements for details.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Bond Trust (BBK)

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$4,209,786	$4,546,344	(a)	$—	$(228)	$(578)	$8,755,324	8,754,448	$235	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$312,561	$—	$ 312,561

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$0	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$221,026,855	$—	$221,026,855
Municipal Bonds Transferred to Tender Option Bond Trusts	—	56,350,354	—	56,350,354
Short-Term Securities
Money Market Funds	8,755,324	—	—	8,755,324

	$8,755,324	$277,377,209	$—	$286,132,533

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Bond Trust (BBK)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(33,649,476)	$—	$(33,649,476)
VMTP Shares at Liquidation Value	—	(79,900,000)	—	(79,900,000)

	$—	$(113,549,476)	$—	$(113,549,476)

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments February 28, 2021	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.2%
Health Care Authority of the City of Huntsville, RB Series B1, 4.00%, 06/01/45	$315	$358,542
Series B1, (AGM), 3.00%, 06/01/50	865	883,866
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	335	347,110

		1,589,518

Arizona — 2.6%
Arizona Industrial Development Authority, RB(a) 4.38%, 07/01/39	250	269,995
Series A, 5.00%, 07/01/39	210	219,990
Series A, 5.00%, 07/01/49	240	247,322
Series A, 5.00%, 07/01/54	185	189,903
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	370	377,744
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	100	111,691
5.00%, 07/01/54(a)	225	242,010
Series A, 4.13%, 09/01/38	300	342,105
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,400	1,526,462

		3,527,222

California — 7.4%
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	290	330,852
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	505	563,757
Series I, 5.50%, 11/01/30	1,000	1,132,860
Series I, 5.50%, 11/01/31	1,500	1,698,120
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/42	1,000	1,112,980
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	690	713,922
Series A-2, 5.00%, 06/01/47	195	201,761
Kern Community College District, GO, Series C, 5.50%, 11/01/23(b)	1,025	1,165,568
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(b)	1,835	2,035,345
Series J, 5.25%, 05/15/38	520	572,853
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	380	431,437

		9,959,455

Colorado — 4.2%
City & County of Denver Colorado Airport System Revenue, ARB, Series B, 5.25%, 11/15/32	3,250	3,660,800
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/38(c)	915	511,311
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	360	357,905

Security	Par (000)	Value

Colorado (continued)
Colorado Educational & Cultural Facilities Authority,
Refunding RB, 5.00%, 10/01/59(a)	$480	$505,282
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	555	567,826

		5,603,124
District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	700	770,315

Florida — 11.5%
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45(a)	205	214,342
Series A, 5.00%, 12/15/49	160	175,259
Series A, 5.00%, 12/15/54	140	153,208
City of Jacksonville Florida, RB, Series A, 5.25%, 10/01/21(b)	4,525	4,658,940
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	795	879,803
County of Miami-Dade Seaport Department, ARB, Series A, 6.00%, 10/01/38	4,215	4,752,455
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	625	259,775
Series A-2, 0.00%, 10/01/47	605	242,115
Series A-2, 0.00%, 10/01/48	430	165,804
Series A-2, 0.00%, 10/01/49	355	132,021
Esplanade Lake Club Community Development District, SAB, Series A-1, 4.13%, 11/01/50	615	626,986
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	115	121,302
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	1,305	1,436,674
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	745	827,978
Trout Creek Community Development District, SAB 4.00%, 05/01/40	275	280,313
4.00%, 05/01/51	455	455,873

		15,382,848
Georgia — 4.3%
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	2,225	3,219,219
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	710	787,787
4.00%, 01/01/59	1,335	1,467,953
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	260	287,872

		5,762,831
Idaho — 0.6%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	670	752,852

Illinois — 17.0%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	115	138,359
Series A, 5.00%, 12/01/35	105	125,860
Series A, 5.00%, 12/01/36	100	119,504
Series A, 5.00%, 12/01/37	105	125,507

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO (continued)
Series A, 5.00%, 12/01/38	$100	$118,574
Series A, 5.00%, 12/01/39	200	239,306
Series A, 5.00%, 12/01/40	330	387,493
Series A, 5.00%, 12/01/41	220	257,444
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	6,185	6,420,525
Chicago Transit Authority, Refunding RB, (AGM-CR), 5.00%, 06/01/28	3,000	3,006,450
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	1,480	1,530,853
Cook County Community College District No.508, GO 5.50%, 12/01/38	855	946,220
5.25%, 12/01/43	1,430	1,550,578
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/37	520	570,076
Series A, 6.00%, 08/15/41	1,885	1,931,201
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	450	523,350
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	465	510,263
Railsplitter Tobacco Settlement Authority, RB(b) 5.50%, 06/01/21	415	420,495
6.00%, 06/01/28	260	263,752
State of Illinois, GO 5.25%, 02/01/31	610	671,555
5.25%, 02/01/32	1,010	1,110,929
5.50%, 07/01/33	1,000	1,081,290
5.50%, 07/01/38	270	290,876
Series D, 5.00%, 11/01/28	255	293,923
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	90	105,621

		22,740,004

Maryland — 0.4%
Maryland Community Development Administration,
Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	475	475,447

Massachusetts — 1.1%
Massachusetts Development Finance Agency, RB,
Series A, 5.00%, 01/01/47	695	791,195
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 10/01/35	500	576,670
Massachusetts Housing Finance Agency RB, Series D-1, 2.55%, 12/01/50	155	147,352

		1,515,217

Michigan — 0.0%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,022

Minnesota — 3.0%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	3,050	3,380,559
Series A, 5.25%, 02/15/58	520	615,675

		3,996,234

Security	Par (000)	Value

Mississippi — 1.7%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	$1,000	$1,149,680
Mississippi State University Educational Building Corp.,
Refunding RB, 5.25%, 08/01/23(b)	1,000	1,118,390

		2,268,070

Nevada — 0.4%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	125	143,254
5.00%, 07/01/45	150	169,762
5.00%, 07/01/51	165	185,008

		498,024

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Series A, 3.63%, 07/01/43(a)(d)	185	193,636

New Jersey — 7.1%
New Jersey Economic Development Authority, RB,
Series EEE, 5.00%, 06/15/43	160	187,512
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/47	300	327,657
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/46	2,070	2,408,755
Series AA, 5.50%, 06/15/39	1,620	1,776,006
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/48	270	302,208
Series A, 5.00%, 07/01/22(b)	1,120	1,192,128
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	580	711,898
Series A, 5.25%, 06/01/46	1,365	1,631,298
Sub-Series B, 5.00%, 06/01/46	810	942,638

		9,480,100

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	100	106,073

New York — 8.0%
Metropolitan Transportation Authority, RB
Series A, 5.25%, 11/15/21(b)	1,565	1,621,340
Series A-1, 5.25%, 11/15/39	1,000	1,089,980
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	805	929,292
Series C-1, 5.25%, 11/15/56	10	11,350
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	190	213,239
New York City Housing Development Corp., RB, Series I-1, (FHA), 2.65%, 11/01/50	3,205	3,210,513
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	775	803,163
3.00%, 03/01/49	605	605,188
New York Liberty Development Corp., Refunding RB,
Series 1, Class 1, 5.00%, 11/15/44(a)	460	497,830
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	460	523,843

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Housing Finance Agency, RB, M/F
Housing, Series L-1, (SONYMA), 2.60%, 11/01/50	$810	$802,702
Westchester Tobacco Asset Securitization Corp.,
Refunding RB, Sub-Series C, 4.00%, 06/01/42	400	429,220

		10,737,660

Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority,
Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	1,890	2,120,920
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	655	740,792
Ohio Turnpike & Infrastructure Commission, RB,
Series A-1, Junior Lien, 5.25%, 02/15/31	470	512,770

		3,374,482

Oregon(c) — 0.4%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38	510	280,005
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTD), 0.00%, 06/15/38	530	324,805

		604,810

Pennsylvania — 2.7%
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	1,500	1,638,150
Pennsylvania Turnpike Commission, RB, Series C, 5.00%, 12/01/43	415	462,426
Pennsylvania Turnpike Commission, Refunding RB,
Series C, 5.00%, 12/01/23(b)	1,305	1,472,562

		3,573,138

Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,774	1,927,912
Series A-1, Restructured, 5.00%, 07/01/58	2,403	2,648,202
Series A-2, Restructured, 4.33%, 07/01/40	580	617,195
Series A-2, Restructured, 4.78%, 07/01/58	121	132,874
Series B-1, Restructured, 4.75%, 07/01/53	187	203,471
Series B-2, Restructured, 4.78%, 07/01/58	181	197,247
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	1,638	501,212

		6,228,113

Rhode Island — 0.9%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	1,050	1,167,222

South Carolina — 8.2%
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	140	151,535
4.38%, 11/01/49	205	221,812
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	1,525	1,712,834
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	375	367,260
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,875	3,379,246
Series A, 5.00%, 05/01/43	880	1,032,794
Series A, 5.00%, 05/01/48	785	911,354

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, RB
Series E, 5.00%, 12/01/48	$440	$482,742
Series E, 5.50%, 12/01/53	500	558,565
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,825	2,124,099

		10,942,241

South Dakota — 0.6%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	705	790,735

Tennessee — 2.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.25%, 10/01/58	2,155	2,448,123
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd, Refunding RB, Series A, 4.00%, 10/01/49	230	238,496

		2,686,619

Texas — 5.2%
City of Beaumont Texas, GO, 5.25%, 03/01/23(b)	980	1,077,824
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	1,000	1,105,620
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	195	201,000
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	2,555	2,885,285
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	440	484,365
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	110	120,672
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	240	274,632
Texas Transportation Commission, RB, CAB(c) 0.00%, 08/01/39	1,000	486,200
0.00%, 08/01/43	795	310,257

		6,945,855

Utah(a) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39	100	106,343
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40	150	166,626

		272,969

Virginia — 1.0%
Henrico County Economic Development Authority,
Refunding RB, 4.00%, 10/01/45	160	169,064
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(b)	370	384,885
Virginia Housing Development Authority, RB, M/F Housing, Series 1, (FHLMC/FNMA/GNMA), 2.55%, 11/01/50	840	840,034

		1,393,983

Washington — 0.8%
Washington State Housing Finance Commission,
Refunding RB, 5.00%, 01/01/43(a)	900	1,022,499

Wisconsin — 0.8%
Public Finance Authority, RB
Series A, 5.00%, 10/15/40(a)	425	455,787
Series A, 5.00%, 11/15/41	75	86,731

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Investment Quality Trust (BAF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A, 5.00%, 07/01/55(a)	$130	$131,454
Series A-1, 4.50%, 01/01/35(a)	230	235,258
Public Finance Authority, Refunding RB, 5.00%, 09/01/54(a)	130	128,613

		1,037,843

Total Municipal Bonds — 101.2% (Cost: $124,768,565)		135,404,161

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 10.6%
Sacramento Area Flood Control Agency, Refunding SAB,
Series A, 5.00%, 10/01/43	2,775	3,293,759
San Marcos Unified School District, GO, Series A, 5.25%, 08/01/21(b)	10,680	10,906,630

		14,200,389

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(f)	1,490	1,669,108

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,306	1,521,667

District of Columbia — 0.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	790	874,886

Florida — 1.5%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(f)	1,771	1,957,746

Georgia — 0.8%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,127,746

Idaho — 1.4%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	1,700	1,871,479

Illinois — 5.5%
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	825	948,005
Series B, 5.00%, 01/01/40	3,329	3,870,772
Series C, 5.00%, 01/01/38	2,252	2,594,150

		7,412,927

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,455	1,559,193

Michigan — 3.7%
Michigan Finance Authority, RB, 4.00%, 02/15/47	1,624	1,817,599
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	2,650	3,123,158

		4,940,757

Nevada — 3.1%
Las Vegas Valley Water District, Refunding GO, Series C, 5.00%, 06/01/28	4,100	4,149,118

Security	Par (000)	Value

New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB,
Series B, 5.25%, 06/15/36(f)	$1,000	$1,022,680

New York — 14.1%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(f)	2,620	3,155,895
Hudson Yards Infrastructure Corp., RB (f) 5.75%, 02/15/21(b)	232	232,606
5.75%, 02/15/47	142	143,092
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38.	1,890	2,071,062
New York City Water & Sewer System, Refunding RB
Series BB, 5.25%, 12/15/21(b)	4,993	5,194,002
Series FF, 5.00%, 06/15/45	3,019	3,185,001
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	2,955	3,063,363
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(f)	1,740	1,795,813

		18,840,834

North Carolina — 2.8%
North Carolina Capital Facilities Finance Agency,
Refunding RB, Series B, 5.00%, 10/01/25(b)	2,400	2,872,800
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC/FNMA/GNMA), 4.00%, 01/01/48	871	935,560

		3,808,360

Pennsylvania — 3.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,094	1,328,407
Pennsylvania Turnpike Commission, Refunding RB, Sub- Series B-2, (AGM), 5.00%, 06/01/35.	1,640	1,968,476
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,349	1,555,184

		4,852,067

Rhode Island — 1.6%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,982	2,174,750

Texas — 7.0%
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/21(b)	2,310	2,371,307
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(b)	4,456	4,915,824
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,114	1,191,245
Series A, (GNMA), 3.75%, 09/01/49	790	845,288

		9,323,664

Virginia(f) — 1.8%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 07/01/57	1,338	1,659,562
Series A, Senior Lien, 4.00%, 07/01/60	630	722,289

		2,381,851

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Investment Quality Trust (BAF) (Percenatges shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(f)	$1,511	$1,693,078

Wisconsin — 2.5%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43.	1,342	1,465,525
Series A, 4.45%, 05/01/57	1,678	1,831,939

		3,297,464

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 66.2% (Cost: $83,565,157)		88,679,764

Total Long-Term Investments — 167.4% (Cost: $208,333,722)		224,083,925

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(g)(h)	107,047	107,058

Total Short-Term Securities — 0.1% (Cost: $107,068)		107,058

Total Investments — 167.5% (Cost: $208,440,790)		224,190,983

Other Assets Less Liabilities — 1.1%		1,456,188
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (37.1)%		(49,631,921)

VMTP Shares at Liquidation Value — (31.5)%		(42,200,000)

Net Assets Applicable to Common Shares — 100.0%		$133,815,250

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $7,113,901. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$335,474	$—	$(228,331	)(a)	$(75)	$(10)	$107,058	107,047	$36	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Investment Quality Trust (BAF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$135,404,161	$—	$135,404,161
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	88,679,764	—	88,679,764
Short-Term Securities
Money Market Funds	107,058	—	—	107,058

	$107,058	$224,083,925	$—	$224,190,983

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(49,618,622)	$—	$(49,618,622)
VMTP Shares at Liquidation Value	—	(42,200,000)	—	(42,200,000)

	$—	$(91,818,622)	$—	$(91,818,622)

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
City of Birmingham Alabama, GO, CAB, Series A-1, 5.00%, 03/01/45	$1,165	$1,343,851

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	1,070	1,100,409

Arizona(a) — 1.3%
Arizona Industrial Development Authority, RB 4.38%, 07/01/39	725	782,986
Series A, 5.00%, 07/01/39	610	639,018
Series A, 5.00%, 07/01/49	690	711,052
Series A, 5.00%, 07/01/54	530	544,045
Industrial Development Authority of the County of
Pima, RB, 5.00%, 06/15/47	1,065	1,087,290
Industrial Development Authority of the County of
Pima, Refunding RB, 5.00%, 06/15/52	595	607,019
Maricopa County Industrial Development Authority, Refunding RB 5.00%, 07/01/39	255	284,812
5.00%, 07/01/54	590	634,604

		5,290,826

California — 11.9%
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,465	2,104,429
California Infrastructure & Economic Development
Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 01/01/28(b)	10,100	12,925,677
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	1,415	1,600,167
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	1,620	1,697,015
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/48	3,175	3,513,995
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	2,060	2,131,420
Series A-2, 5.00%, 06/01/47	565	584,589
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Election 2008, 6.25%, 08/01/43(c)	1,580	1,750,371
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	3,700	4,128,534
San Diego Unified School District, GO, CAB(d)
Series K-2, 0.00%, 07/01/38	1,745	985,454
Series K-2, 0.00%, 07/01/39	2,115	1,142,015
Series K-2, 0.00%, 07/01/40	2,715	1,403,085
Series C, Election 2008, 0.00%, 07/01/38	2,000	1,327,060
Series G, Election 2008, 0.00%, 01/01/24(b)	3,425	1,759,542
San Diego Unified School District, Refunding GO,
CAB, Series R-1, 0.00%, 07/01/31(d)	1,400	1,184,246
State of California, GO, 5.00%, 04/01/42	3,000	3,141,780

Security	Par (000)	Value

California (continued)
State of California, Refunding GO, 5.00%, 10/01/41	$1,100	$1,128,402
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/37(d)	10,000	6,780,800

		49,288,581

Colorado — 0.6%
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	1,305	1,427,539
Sabell Metropolitan District, GO, Series A, 5.00%, 12/01/50(a)	1,055	1,114,038

		2,541,577

Connecticut — 0.7%
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	2,280	2,799,703

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	770	847,747
Series A, 5.00%, 07/01/48	2,110	2,288,000

		3,135,747

District of Columbia — 2.4%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	9,500	9,762,200

Florida — 4.6%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,795	1,995,430
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(a)	615	643,026
County of Miami-Dade Seaport Department, ARB, Series A, 6.00%, 10/01/38	2,770	3,123,203
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(a)	340	362,848
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,910	4,368,017
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	685	810,218
Orange County Health Facilities Authority, Refunding RB 5.00%, 08/01/41	630	693,567
5.00%, 08/01/47	1,845	2,004,168
Preserve at South Branch Community Development District, SAB 4.00%, 11/01/39	300	307,956
4.00%, 11/01/50	500	504,385
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,340	1,489,249
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	2,000	2,058,100
Westside Community Development District, Refunding SAB(a)
4.10%, 05/01/37	260	271,089
4.13%, 05/01/38	260	270,631

		18,901,887

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 0.9%
Gainesville & Hall County Hospital Authority,
Refunding RB, Series A, (GTD), 5.50%, 08/15/54	$545	$632,772
Georgia Housing & Finance Authority, RB, S/F
Housing
Series A, 3.95%, 12/01/43	275	286,732
Series A, 4.00%, 12/01/48	410	435,937
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	595	824,973
Series A, 5.00%, 05/15/43	775	917,763
Private Colleges & Universities Authority, RB 5.00%, 04/01/33	155	171,986
5.00%, 04/01/44	595	646,378

		3,916,541

Illinois — 16.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	340	409,061
Series A, 5.00%, 12/01/35	315	377,581
Series A, 5.00%, 12/01/36	295	352,537
Series A, 5.00%, 12/01/37	315	376,519
Series A, 5.00%, 12/01/38	260	308,292
Series A, 5.00%, 12/01/39	705	843,554
Series A, 5.00%, 12/01/40	940	1,103,767
Series A, 5.00%, 12/01/41	605	707,971
Chicago O’Hare International Airport, ARB, Series D,
Senior Lien, 5.25%, 01/01/42	3,300	3,938,352
Chicago O’Hare International Airport, Refunding RB,
Series D, Senior Lien, 5.25%, 01/01/34	9,800	10,628,590
Chicago Transit Authority Sales Tax Receipts Fund, RB 5.25%, 12/01/21(b)	650	674,752
5.25%, 12/01/49	3,500	4,028,150
Cook County Community College District No.508, GO 5.13%, 12/01/38	7,700	8,444,128
5.50%, 12/01/38	1,000	1,106,690
Cook County Forest Preserve District, Refunding GO,
Series B, 5.00%, 12/15/37	210	221,876
County of Will Illinois, GO, 5.00%, 11/15/45(b)	1,400	1,685,362
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	565	611,076
Series A, 5.00%, 02/15/50	310	333,854
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	2,815	3,209,804
Series B, 4.00%, 08/15/41	900	977,751
Series C, 4.13%, 08/15/37	3,130	3,365,814
Series C, 5.00%, 08/15/44	390	433,048
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	7,020	8,065,348
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	779,210
Metropolitan Pier & Exposition Authority, Refunding
RB, 4.00%, 06/15/50	515	565,130
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/28(b)	710	720,245
State of Illinois, GO 5.25%, 07/01/29	8,345	9,058,581
5.50%, 07/01/33	880	951,535

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
5.50%, 07/01/38	$1,475	$1,589,047
5.50%, 05/01/39	1,840	2,246,806

		68,114,431

Indiana — 0.3%
Indiana Finance Authority, RB, Series A, 1st Lien, 5.25%, 10/01/38	1,100	1,130,415

Iowa — 0.8%
Iowa Finance Authority, RB, 5.50%, 07/01/33	3,000	3,333,720

Maryland — 1.6%
County of Montgomery Maryland, RB, 4.00%, 12/01/44	1,810	1,938,582
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	500	500,470
Maryland Health & Higher Educational Facilities
Authority, RB, 4.00%, 07/01/48	4,000	4,390,800

		6,829,852

Massachusetts — 3.0%
Massachusetts Development Finance Agency, RB 5.00%, 01/01/48	2,595	3,003,141
5.00%, 10/01/48	1,970	2,044,249
Series A, 5.00%, 01/01/47	2,370	2,698,032
Massachusetts Development Finance Agency, Refunding RB 5.00%, 07/01/37	190	214,744
5.00%, 09/01/43	1,750	2,037,525
Series A, 4.00%, 06/01/49	185	204,345
Massachusetts Housing Finance Agency, RB, M/F
Housing, Series A, 3.85%, 06/01/46	490	521,821
Massachusetts School Building Authority, RB,
Series A, 5.00%, 05/15/23(b)	1,395	1,540,192

		12,264,049

Michigan — 6.7%
Michigan Finance Authority, RB, 5.00%, 11/01/44	3,640	4,198,521
Michigan Finance Authority, Refunding RB 5.00%, 12/01/21(b)	9,050	9,377,069
5.00%, 11/15/41	2,235	2,652,230
Michigan State Building Authority, Refunding RB(b)
Series I-A, 5.38%, 10/15/21	2,800	2,890,580
Series II-A, 5.38%, 10/15/21	1,500	1,548,525
Michigan State Hospital Finance Authority, Refunding RB, 5.00%, 11/15/47	500	621,430
Michigan State Housing Development Authority, RB,
M/F Housing, Series A, 3.80%, 10/01/38	3,965	4,294,690
Royal Oak Hospital Finance Authority, Refunding RB,
Series D, 5.00%, 09/01/39	1,560	1,749,446
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(b)	430	484,305

		27,816,796

Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB,
Series A, 5.00%, 11/15/49	1,315	1,553,160

Nebraska — 1.6%
Central Plains Energy Project, RB, 5.25%, 09/01/37	6,345	6,785,851

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 0.7%
City of Las Vegas NV Special Improvement District No 611 Special Assessment 4.00%, 06/01/40	$450	$468,297
4.13%, 06/01/50	1,150	1,174,322
Tahoe-Douglas Visitors Authority, RB 5.00%, 07/01/40	360	412,571
5.00%, 07/01/45	450	509,288

5.00%, 07/01/51	480	538,205
		3,102,683

New Hampshire — 0.1%
New Hampshire Business Finance Authority,
Refunding RB, Series A, 3.63%, 07/01/43(a)(e)	550	575,674

New Jersey — 9.7%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	375	431,648
Series WW, 5.25%, 06/15/25(b)	20	24,009
Series WW, 5.25%, 06/15/33	170	197,283
Series WW, 5.00%, 06/15/34	225	256,626
Series WW, 5.00%, 06/15/36	1,395	1,575,890
Series WW, 5.25%, 06/15/40	380	429,719
New Jersey Economic Development Authority,
Refunding RB, Sub-Series A, 4.00%, 07/01/32	930	1,019,345
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37.	1,605	1,854,064
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(b)	3,000	3,045,870
Series AA, 5.25%, 06/15/33	1,660	1,820,920
Series AA, 5.00%, 06/15/36	5,070	5,516,920
Series AA, 5.00%, 06/15/38	945	1,052,201
Series AA, 5.50%, 06/15/39	3,785	4,149,495
Series D, 5.00%, 06/15/32	900	1,024,101
Series S, 5.25%, 06/15/43	2,150	2,583,225
New Jersey Transportation Trust Fund Authority, RB, CAB
Series A, 0.00%, 12/15/38(d)	5,845	3,487,712
Series B, 5.25%, 06/15/36	5,000	5,066,000
New Jersey Transportation Trust Fund Authority,
Refunding RB, Series A, 5.00%, 12/15/36	340	405,528
South Jersey Port Corp., RB, Series A, 5.00%, 01/01/49	720	826,826
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,750	2,147,968
Series A, 5.25%, 06/01/46	1,725	2,061,530
Sub-Series B, 5.00%, 06/01/46	1,130	1,315,038

		40,291,918

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	220	230,917
New Mexico Hospital Equipment Loan Council,
Refunding RB, Series VIC, 5.00%, 08/01/44	405	467,880

		698,797

New York — 3.0%
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.25%, 11/15/55	1,135	1,368,163
Series C-1, 5.00%, 11/15/56	1,690	1,889,876
New York City Transitional Finance Authority Future
Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32.	1,650	1,774,889

Security	Par (000)	Value

New York (continued)
New York City Water & Sewer System, Refunding RB,
Series BB, 4.00%, 06/15/47.	$2,855	$2,988,414
New York Liberty Development Corp., Refunding RB,
Series 1, Class 1, 5.00%, 11/15/44(a)	1,240	1,341,978
State of New York Mortgage Agency, Refunding RB,
Series 211, 3.75%, 10/01/43	2,810	2,997,005

		12,360,325

Ohio — 4.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 3.00%, 06/01/48	3,495	3,524,638
Series B-2, Class 2, 5.00%, 06/01/55	5,455	6,121,492
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(b)	610	637,230
Northwest Local School District/Hamilton & Butler Counties, GO, 4.00%, 12/01/50	2,645	2,807,482
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	780	850,551
Series A-1, Junior Lien, 5.25%, 02/15/33	1,095	1,193,397
State of Ohio, Refunding RB, Series A, 5.00%, 01/15/41	2,500	2,596,825

		17,731,615

Oregon — 0.4%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	1,115	612,169
Washington & Multnomah Counties School District No. 48J Beaverton, GO, CAB, Series D, (GTD), 5.00%, 06/15/36	945	1,154,818

		1,766,987

Pennsylvania — 5.1%
Bucks County Industrial Development Authority, RB (f) 4.00%, 07/01/46	105	110,318
4.00%, 07/01/51	100	105,080
Commonwealth Financing Authority, RB 5.00%, 06/01/33	790	967,323
5.00%, 06/01/34	1,750	2,136,190
(AGM), 4.00%, 06/01/39	3,230	3,673,479
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49.	1,145	1,251,416
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	4,245	4,714,455
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	695	800,022
Series A-1, 5.00%, 12/01/41	2,730	3,228,771
Series B, 5.00%, 12/01/40	1,060	1,240,942
Series C, 5.50%, 12/01/23(b)	630	719,504
Pennsylvania Turnpike Commission, Refunding RB 2nd Series, 5.00%, 12/01/35	860	1,047,514
Series A-1, 5.00%, 12/01/40	850	985,541

		20,980,555

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,112	5,555,517
Series A-1, Restructured, 5.00%, 07/01/58	6,950	7,659,178
Series A-2, Restructured, 4.33%, 07/01/40	1,688	1,796,252
Series A-2, Restructured, 4.78%, 07/01/58	349	383,247

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$536	$583,211
Series B-2, Restructured, 4.78%, 07/01/58	520	566,675
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	6,308	1,930,185

		18,474,265

Rhode Island — 1.5%
Tobacco Settlement Financing Corp., Refunding RB,
Series B, 4.50%, 06/01/45	5,855	6,307,650

South Carolina — 5.0%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	1,095	1,072,399
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, (AGM), 6.50%, 08/01/21(b).	260	266,856
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	6,960	7,946,511
Series E, 5.50%, 12/01/53	1,610	1,798,579
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/38	2,360	2,625,075
Series B, (AGM-CR), 5.00%, 12/01/56	2,845	3,269,958
Spartanburg Regional Health Services District,
Refunding RB, Series A, 4.00%, 04/15/43	3,500	3,849,160

		20,828,538

South Dakota — 0.5%
City of Rapid City South Dakota, RB, 4.00%, 12/01/48	1,760	1,924,578

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	35	40,763

Texas — 13.4%
City of San Antonio Texas Electric & Gas Systems
Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	615	670,504
Coppell Independent School District, Refunding GO,
(PSF), 0.00%, 08/15/30(d)	10,030	8,590,193
County of Harris Texas, Refunding GO(d)
(NPFGC), 0.00%, 08/15/25	7,485	7,194,283
(NPFGC), 0.00%, 08/15/28	10,915	9,877,093
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33.	1,090	1,219,481
Grand Parkway Transportation Corp., RB, CAB, Series B, Convertible, 5.80%, 10/01/46(c)	2,365	2,671,788
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(b)	5,965	2,536,676
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/38	10,925	4,252,228
Harris County-Houston Sports Authority, Refunding RB, CAB(d)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/38	5,785	2,500,971
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/39	6,160	2,491,104
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/38(d)	3,775	1,859,640
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(d)	2,340	1,312,693

Security	Par (000)	Value

Texas (continued)
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	$580	$597,847
North Texas Tollway Authority, RB, Series A, 6.00%, 09/01/21(b)	1,000	1,029,020
North Texas Tollway Authority, RB, CAB(b)
Series B, 0.00%, 09/01/31(d)	1,975	1,042,958
Series C, 6.75%, 09/01/31(c)	2,500	3,695,675
North Texas Tollway Authority, Refunding RB,
Series B, 5.00%, 01/01/40	385	414,787
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	3,155	3,281,642
Texas City Industrial Development Corp., RB,
Series 2012, 4.13%, 12/01/45	330	362,017

		55,600,600

Utah — 0.8%
Salt Lake City Corp. Airport Revenue, RB, Series B, 5.00%, 07/01/43	2,100	2,538,627
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	235	243,281
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(a)	450	483,998

		3,265,906

Virginia — 0.8%
Virginia Beach Development Authority, Refunding RB 5.00%, 09/01/44	1,375	1,526,772
4.00%, 09/01/48	885	932,215
Virginia Housing Development Authority, RB, M/F
Housing, Series B, 4.00%, 06/01/53	895	966,099

		3,425,086

Washington — 0.9%
Washington Health Care Facilities Authority, RB,
Series B, 5.00%, 08/15/44	2,000	2,122,680
Washington State Housing Finance Commission,
Refunding RB, 5.00%, 01/01/38(a)	1,400	1,608,726

		3,731,406

West Virginia — 0.8%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,050	3,340,634

Wisconsin — 2.8%
Public Finance Authority, RB(a)
Series A, 5.00%, 07/15/39	120	130,606
Series A, 5.00%, 10/15/40	1,260	1,351,274
Series A, 5.00%, 07/15/49	455	482,869
Series A, 5.00%, 07/15/54	215	226,881
Series A, 5.00%, 07/01/55	395	399,420
Series A-1, 4.50%, 01/01/35	685	700,659
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(a)	375	381,506

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	$	1,895	$2,342,031
Sereis C, 4.00%, 02/15/42		5,000	5,432,600

			11,447,846

Total Municipal Bonds — 109.2%

(Cost: $401,630,951)			451,805,422

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 1.8%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(h)		3,432	4,227,208
Visalia Unified School District, COP, Series D, (AGM), 4.00%, 05/01/48		3,078	3,083,094

			7,310,302

Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44(h)		4,605	5,565,511

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45		1,561	1,819,004

Florida — 1.4%
City of Miami Beach Florida, RB, 5.00%, 09/01/45		3,500	3,838,135
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(b)		1,950	2,074,625

			5,912,760

Illinois — 4.5%
Illinois Finance Authority, RB, Series A, (AGM), 6.00%, 08/15/41		2,400	2,459,136
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38		7,714	8,310,806
Series A, 5.00%, 01/01/40		3,045	3,499,001
Series B, 5.00%, 01/01/40		1,170	1,360,001
Series C, 5.00%, 01/01/38		2,658	3,061,097

			18,690,041

Kansas — 1.6%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26(b)		5,363	6,767,556

Maryland — 0.9%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/41		3,139	3,709,665

Massachusetts — 4.8%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46		1,661	1,866,094
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49		5,500	5,622,595
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35		7,070	8,234,146
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(h)		3,300	3,929,277

			19,652,112

Security	Par (000)	Value

Michigan — 4.3%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	$2,221	$2,561,164
Michigan State Building Authority, Refunding RB,
Series I, 5.00%, 10/15/45	960	1,131,408
Michigan State Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	12,615	14,099,786

		17,792,358

Nevada — 1.1%
Las Vegas Valley Water District, Refunding GO,
Series A, 5.00%, 06/01/46	3,900	4,593,030

New Jersey — 0.8%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	920	1,083,328
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(h)	2,001	2,045,359

		3,128,687

New York — 11.0%
City of New York Water & Sewer System, RB,
Series CC, 5.00%, 05/24/21	6,240	6,867,499
Metropolitan Transportation Authority, RB, Sub-
Series D-1, 5.25%, 11/15/44	3,850	4,299,680
New York City Transitional Finance Authority Future
Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/30.	12,500	13,458,500
New York City Water & Sewer System, Refunding RB
Series DD, 5.00%, 06/15/35	1,845	2,103,835
Series FF, 5.00%, 06/15/39	8,355	9,725,888
New York State Urban Development Corp., RB,
Series A-1, 5.00%, 03/15/43	5,720	6,206,715
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,561	3,030,993

		45,693,110

North Carolina — 1.3%
Durham Capital Financing Corp, Refunding RB, 4.00%, 06/01/23(b)	5,125	5,546,992

Pennsylvania — 1.8%
Pennsylvania Turnpike Commission, RB, Sub-
Series A, 5.50%, 12/01/42	4,997	6,066,258
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,020	1,170,868

		7,237,126

Texas — 6.2%
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/48	7,001	8,182,580
Houston Community College System, GO, 4.00%, 02/15/23(b)	7,002	7,509,456
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46.	3,750	4,478,100
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(b)	719	793,586
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,920	4,632,068

		25,595,790

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 1.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.00%, 07/01/48	$1,996	$2,394,405
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/27	4,305	4,864,090

		7,258,495

Washington — 2.9%
Washington Health Care Facilities Authority, Refunding
RB, Series A, 5.00%, 10/01/38	3,210	4,073,041
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	7,002	7,996,901

		12,069,942

Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	3,520	3,745,773

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.8%

(Cost: $190,207,911)		202,088,254

Total Long-Term Investments — 158.0%

(Cost: $591,838,862)		653,893,676

	Shares

Short-Term Securities

Money Market Funds — 3.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	13,085,857	13,087,165

Total Short-Term Securities — 3.2%

(Cost: $13,088,304)		13,087,165

Total Investments — 161.2%

(Cost: $604,927,166)		666,980,841
Other Assets Less Liabilities — 1.1%		4,567,428
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.1)%.		(120,487,674)
VMTP Shares at Liquidation Value — (33.2)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$413,860,595

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2024 to June 15, 2036, is $9,680,474.

See Note 4 of the Notes to Financial Statements for details.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$466,483	$12,622,046	(a)	$—	$(225)	$(1,139)	$13,087,165	13,085,857	$253	$—

      (a) Represents net amount purchased (sold).

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Quality Trust (BYM)

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. 10 Year Note	115	06/21/21	$15,324	$115,542
U.S. Long Bond	40	06/21/21	6,435	23,380

				$138,922

Derivative Financial Instruments Categorized by Risk Exposure

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$138,922	$—	$138,922

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$850,470	$—	$850,470

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$138,922	$—	$138,922

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short.	$10,879,375

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$451,805,422	$—	$451,805,422
Municipal Bonds Transferred to Tender Option Bond Trusts	—	202,088,254	—	202,088,254
Short-Term Securities
Money Market Funds	13,087,165	—	—	13,087,165

	$13,087,165	$653,893,676	$—	$666,980,841

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Quality Trust (BYM)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$138,922	$—	$—	$138,922

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(120,445,832)	$—	$(120,445,832)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

	$—	$(257,645,832)	$—	$(257,645,832)

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) February 28, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.1%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$540	$598,963
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,320	1,464,302
Series D, Sub Lien, 7.00%, 10/01/51	3,220	3,762,441
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,647,501

		7,473,207

Arizona — 3.2%
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	100	111,510
5.00%, 05/15/56	400	440,772
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	1,825	1,936,416
Salt Verde Financial Corp., RB 5.00%, 12/01/32	5,635	7,434,256
5.00%, 12/01/37	1,000	1,387,610

		11,310,564

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,920	2,081,952

California — 6.5%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	2,315	3,474,514
California Health Facilities Financing Authority, Refunding RB Series A, 5.00%, 07/01/33	1,365	1,505,636
Series A, 4.00%, 04/01/45	430	490,574
California Municipal Finance Authority, RB, S/F Housing Series A, 5.25%, 08/15/39	160	173,291
Series A, 5.25%, 08/15/49	395	419,996
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,655	1,744,982
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	825	919,636
City of Los Angeles Department of Airports, RB Series A, AMT, 5.00%, 05/15/31.	375	489,285
Series A, AMT, 5.00%, 05/15/32	450	578,466
Series A, AMT, 5.00%, 05/15/33	445	573,752
Series A, AMT, 5.00%, 05/15/34	465	596,665
Series A, AMT, 5.00%, 05/15/35	735	938,139
Series A, AMT, 5.00%, 05/15/38	315	399,776
Series A, AMT, 5.00%, 05/15/39	340	430,488
Series A, AMT, 5.00%, 05/15/40	715	903,510
Series A, AMT, 5.00%, 05/15/41	765	963,992
Golden State Tobacco Securitization Corp., Refunding RB Series A-1, 5.25%, 06/01/47	590	612,325
Series A-2, 5.00%, 06/01/47	3,195	3,305,771
San Marcos Unified School District, GO, CAB(b) Series B, Election 2010, 0.00%, 08/01/33	3,000	2,344,860

Security	Par (000)	Value

California (continued)
San Marcos Unified School District, GO, CAB(b) (continued) Series B, Election 2010, 0.00%, 08/01/43	$2,500	$1,416,700
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	380	438,432

		22,720,790

Colorado — 1.8%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,915	2,473,759
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,945	2,157,063
State of Colorado, COP, Series O, 4.00%, 03/15/44	1,405	1,592,287

		6,223,109

Connecticut — 1.3%
State of Connecticut Special Tax Revenue, RB Series A, 4.00%, 05/01/36	365	427,404
Series A, 4.00%, 05/01/39	230	265,873
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,435	3,983,020

		4,676,297

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,260	1,435,682

District of Columbia — 5.6%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	11,500	11,817,400
District of Columbia, Refunding RB 5.00%, 04/01/35	465	541,702
5.00%, 10/01/48	2,525	2,957,911
Series A, 6.00%, 07/01/23(c)	820	929,118
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB Series A, 5.00%, 10/01/53	2,195	2,267,369
Series B, Subordinate, 4.00%, 10/01/49	845	929,880

		19,443,380

Florida — 4.4%
Capital Projects Finance Authority, Refunding RB Series A-1, 5.00%, 10/01/32	215	258,843
Series A-1, 5.00%, 10/01/33	240	286,949
Series A-1, 5.00%, 10/01/34	240	285,566
Series A-1, 5.00%, 10/01/35	80	94,775
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,450	1,604,672
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	240	268,188
Series A, 5.00%, 06/15/50	795	878,793
Series A, 5.00%, 06/15/55	475	523,659
Jacksonville Port Authority, Refunding RB, AMT, 5.00%, 11/01/22(c)	1,665	1,789,575
Miami-Dade County Florida Aviation Revenue, Refunding RB Series A, 4.00%, 10/01/37	355	415,080
Series A, 4.00%, 10/01/38	355	413,866
Series A, 4.00%, 10/01/39	265	307,946
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(c)	3,300	3,434,178

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Sarasota County Florida Utility System Revenue RB
Series A, 5.00%, 10/01/45	$475	$600,562
Series A, 5.00%, 10/01/50	715	893,628
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	1,670	1,057,991
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,930	2,294,307

		15,408,578

Georgia — 2.4%
Gainesville & Hall County Hospital Authority,
Refunding RB, Series A, (GTD), 5.50%, 08/15/54	555	644,383
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	795	784,395
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	540	732,796
Series A, 5.00%, 05/15/36	540	737,969
Series A, 5.00%, 05/15/37	595	819,005
Series A, 5.00%, 05/15/38	325	450,616
Series A, 5.00%, 05/15/49	1,095	1,584,290
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	1,720	1,911,436
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49.	670	741,824

		8,406,714

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	805	949,055

Illinois — 9.4%
Chicago Board of Education, GO Series C, 5.25%, 12/01/35	1,600	1,759,552
Series D, 5.00%, 12/01/46	2,090	2,244,012
Series H, 5.00%, 12/01/36	495	570,992
Chicago Board of Education, Refunding GO Series C, 5.00%, 12/01/25	705	820,310
Series D, 5.00%, 12/01/27	920	1,104,791
Series F, 5.00%, 12/01/22	675	724,889
Series G, 5.00%, 12/01/34	495	574,314
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	1,035	1,198,375
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	1,150	1,193,792
Cook County Community College District No.508, GO, 5.50%, 12/01/38	845	935,153
Illinois State Toll Highway Authority, RB Series A, 5.00%, 01/01/45	1,420	1,760,019
Series C, 5.00%, 01/01/37	3,005	3,463,533
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	960	1,116,480
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,475	1,618,576
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(b)	5,700	2,940,915
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/28(c)	1,255	1,273,110
State of Illinois, GO 5.00%, 02/01/39	1,640	1,755,899
Series A, 5.00%, 04/01/35	2,500	2,668,650

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO (continued)
Series A, 5.00%, 04/01/38	$3,885	$4,138,885
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,050	1,169,417

		33,031,664

Indiana — 3.9%
City of Valparaiso Indiana, RB AMT, 6.75%, 01/01/34	845	918,743
AMT, 7.00%, 01/01/44	3,535	3,829,536
Indiana Finance Authority, RB Series A, 1st Lien, 5.25%, 10/01/38	3,510	3,607,051
Series A, AMT, 5.00%, 07/01/44	485	516,758
Series A, AMT, 5.00%, 07/01/48	1,610	1,713,636
Series A, AMT, 5.25%, 01/01/51	435	468,843
Indiana Finance Authority, Refunding RB, 4.75%, 03/01/22(c)	1,180	1,234,032
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,380	1,494,347

		13,782,946

Iowa — 1.6%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	500	539,970
Series B, 5.25%, 12/01/50(f)	3,060	3,376,587
Iowa Tobacco Settlement Authority, Refunding RB, Series C, 5.63%, 06/01/46	1,610	1,628,612

		5,545,169

Kentucky — 0.8%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	1,060	1,156,990
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(g).	1,280	1,477,901

		2,634,891

Louisiana — 1.5%
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.50%, 05/15/30	875	877,179
Series A, 5.25%, 05/15/31	935	942,714
Series A, 5.25%, 05/15/32	1,195	1,251,428
Series A, 5.25%, 05/15/33	1,300	1,361,035
Series A, 5.25%, 05/15/35	795	859,363

		5,291,719

Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	455	536,645

Michigan — 2.5%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	4,825	5,149,964
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	895	1,007,179
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	1,100	1,317,943
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,165	1,386,536

		8,861,622

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB Series A, 4.25%, 02/15/48	$1,115	$1,235,844
Series A, 5.25%, 02/15/53	2,230	2,640,119

		3,875,963

Missouri — 1.7%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 05/01/33(d)(e)	6,000	2,130,000
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	3,180	3,572,030
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	265	278,815

		5,980,845

Nebraska — 0.8%
Central Plains Energy Project, RB 5.25%, 09/01/37	895	957,185
5.00%, 09/01/42	1,570	1,673,227

		2,630,412

New Hampshire(a) — 0.9%
New Hampshire Business Finance Authority, Refunding RB Series B, 4.63%, 11/01/42	1,860	1,951,382
Series C, AMT, 4.88%, 11/01/42	975	1,028,284

		2,979,666

New Jersey — 16.5%
Casino Reinvestment Development Authority, Inc., Refunding RB 5.25%, 11/01/39.	1,805	1,912,452
5.25%, 11/01/44	1,640	1,726,362
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,830	2,088,231
New Jersey Economic Development Authority, RB 4.00%, 11/01/38	560	619,080
4.00%, 11/01/39	450	496,242
5.00%, 06/15/49	2,535	2,975,000
Series EEE, 5.00%, 06/15/48	4,020	4,654,075
AMT, 5.13%, 09/15/23	1,645	1,729,422
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,570	1,775,262
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	7,475	8,156,645
New Jersey Transportation Trust Fund Authority, RB Series AA, 5.00%, 06/15/44.	2,085	2,269,243
Series AA, 5.00%, 06/15/50	660	784,106
Series BB, 4.00%, 06/15/50	1,645	1,771,056
Series BB, 5.00%, 06/15/50	5,395	6,230,146
New Jersey Transportation Trust Fund Authority, RB, CAB, Series B, 5.25%, 06/15/36	2,690	2,725,508
New Jersey Turnpike Authority, RB Series A, 5.00%, 07/01/22(c)	770	819,588
Series A, 4.00%, 01/01/42	800	928,664
Series E, 5.00%, 01/01/45	2,810	3,199,073
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	570	628,704
State of New Jersey, GO Series A, 4.00%, 06/01/31	620	743,343

Security	Par (000)	Value

New Jersey (continued)
State of New Jersey, GO (continued)
Series A, 3.00%, 06/01/32	$1,430	$1,578,334
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.25%, 06/01/46	580	693,152
Sub-Series B, 5.00%, 06/01/46	7,830	9,112,163

		57,615,851

New York — 12.5%
City of New York, GO, Series C, 5.00%, 08/01/42	1,230	1,529,038
Metropolitan Transportation Authority, RB Series B, 5.25%, 11/15/38	2,555	2,863,823
Series B, 5.25%, 11/15/39	910	1,019,673
Metropolitan Transportation Authority, Refunding RB Series C-1, 4.75%, 11/15/45	1,760	2,031,744
Series C-1, 5.00%, 11/15/50	575	681,950
Series C-1, 5.25%, 11/15/55	845	1,018,588
Monroe County Industrial Development Corp., Refunding RB 4.00%, 12/01/46	575	645,328
Series A, 4.00%, 07/01/50	1,175	1,328,573
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	1,170	1,187,246
New York City Industrial Development Agency, Refunding RB (AGM), 3.00%, 01/01/37	235	247,652
(AGM), 3.00%, 01/01/39	235	245,234
(AGM), 3.00%, 01/01/40	165	171,494
New York City Transitional Finance Authority Future Tax Secured Revenue, RB Series C, 4.00%, 05/01/45	1,200	1,362,192
Sub-Series C-1, 4.00%, 05/01/40	480	552,600
Sub-Series E-1, 5.00%, 02/01/42	2,680	2,788,272
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	2,000	2,029,900
New York Liberty Development Corp., Refunding RB(a) Series 1, Class 1, 5.00%, 11/15/44	4,320	4,675,277
Series 2, Class 2, 5.15%, 11/15/34	365	404,519
Series 2, Class 2, 5.38%, 11/15/40	910	1,007,033
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,945	2,367,162
New York State Urban Development Corp., RB Series A, 4.00%, 03/15/49	8,750	9,846,375
Series A, 3.00%, 03/15/50	1,420	1,440,576
New York Transportation Development Corp., RB AMT, 5.00%, 10/01/35	385	474,231
AMT, 5.00%, 10/01/40	1,095	1,326,155
Triborough Bridge & Tunnel Authority, RB Series A, 4.00%, 11/15/54	290	326,398
Series A, 5.00%, 11/15/54	935	1,151,855
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	759	845,139

		43,568,027

North Carolina — 0.8%
North Carolina Medical Care Commission, RB Series A, 4.00%, 10/01/40	125	136,374
Series A, 5.00%, 10/01/40	190	222,813
Series A, 4.00%, 10/01/45	115	123,802
Series A, 5.00%, 10/01/45	340	393,795

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, RB (continued) Series A, 4.00%, 10/01/50	$145	$155,041
Series A, 5.00%, 10/01/50	380	437,999
North Carolina Medical Care Commission, Refunding RB, Series A, 7.75%, 03/01/21(c)	625	625,000
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	590	873,324

		2,968,148

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,035	1,221,786

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	315	362,716
Series A-2, Class 1, 4.00%, 06/01/38	315	362,188
Series A-2, Class 1, 4.00%, 06/01/39	315	361,743
Series A-2, Class 1, 4.00%, 06/01/48	825	917,813
Series B-2, Class 2, 5.00%, 06/01/55	3,640	4,084,735
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	435	513,056
Series A, 6.13%, 07/01/22(c)	40	43,169
Series A, 6.13%, 07/01/40	670	705,530
Series A, 4.00%, 12/01/49	555	622,477
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	660	746,447
Series A, 3.75%, 08/15/50	1,155	1,262,611
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	810	862,958
State of Ohio, RB, AMT, 5.00%, 06/30/53	870	970,894

		11,816,337

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB,
Series B, 5.25%, 08/15/48	1,275	1,476,718
Oklahoma Turnpike Authority, RB Series A, 4.00%, 01/01/48	2,230	2,488,992
Series C, 4.00%, 01/01/42	2,120	2,410,228

		6,375,938

Oregon — 0.7%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,980	2,386,019

Pennsylvania — 3.8%
Allentown Neighborhood Improvement Zone
Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,500	2,589,975
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	685	723,552
Montgomery County Higher Education and Health Authority, Refunding RB Series A, 5.00%, 09/01/43	1,350	1,600,681
Series A, 4.00%, 09/01/49	615	672,158
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	3,030	3,434,596

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	$2,545	$2,875,825
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,190	1,355,350

		13,252,137

Puerto Rico — 6.0%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	715	732,339
5.63%, 05/15/43	740	748,281
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB Series A, Senior Lien, 5.00%, 07/01/33	2,690	2,813,444
Series A, Senior Lien, 5.13%, 07/01/37	770	805,543
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB Series A-1, Restructured, 4.75%, 07/01/53	2,177	2,365,876
Series A-1, Restructured, 5.00%, 07/01/58	7,707	8,493,422
Series A-2, Restructured, 4.33%, 07/01/40	1,052	1,119,465
Series A-2, Restructured, 4.78%, 07/01/58	1,812	1,989,811
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	6,135	1,877,249

		20,945,430

Rhode Island — 2.4%
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/35	1,690	1,920,161
Series B, 4.50%, 06/01/45	2,850	3,070,333
Series B, 5.00%, 06/01/50	3,175	3,526,314

		8,516,808

South Carolina — 4.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	3,340	3,877,606
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	3,575	4,081,720
South Carolina Public Service Authority, Refunding RB Series A, 5.00%, 12/01/50	1,545	1,764,421
Series E, 5.25%, 12/01/55	1,840	2,141,558
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, 2.45%, 07/01/51	5,000	4,919,550

		16,784,855

Tennessee — 2.2%
Chattanooga Health Educational & Housing Facility
Board, RB, Series A, 5.25%, 01/01/23(c)	1,470	1,605,108
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	170	189,346
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB Series A, 5.00%, 07/01/40	740	861,856
Series A, 5.25%, 10/01/58	1,055	1,198,501
Tennessee Housing Development Agency, RB, S/F Housing, 2.45%, 07/01/50	4,000	3,967,320

		7,822,131

Texas — 8.0%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	2,390	2,699,362
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(c)	390	423,723

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	$665	$751,556
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	460	480,732
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,260	1,525,381
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	485	544,932
Harris County-Houston Sports Authority, Refunding RB(b) Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(c)	2,300	1,103,011
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/36	13,075	5,758,492
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(b)	6,055	3,210,058
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.13%, 08/15/47(a)	1,085	1,091,119
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48.	1,370	1,664,824
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	4,955	5,885,351
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB 5.00%, 12/15/30	520	673,395
5.00%, 12/15/32	470	622,839
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,270	1,453,261

		27,888,036

Utah — 1.0%
County of Utah, RB Series A, 4.00%, 05/15/43	240	280,241
Series A, 3.00%, 05/15/50	1,085	1,114,078
Salt Lake City Corp. Airport Revenue, ARB Series A, AMT, 5.00%, 07/01/47.	995	1,155,036
Series A, AMT, 5.00%, 07/01/48	955	1,125,515

		3,674,870

Vermont — 1.2%
Vermont Educational & Health Buildings Financing Agency, Refunding RB 5.00%, 11/01/49.	1,915	2,319,333
4.00%, 11/01/50	1,725	1,936,157

		4,255,490

Virginia — 1.4%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50.	865	932,660
Virginia Small Business Financing Authority, RB AMT, Senior Lien, 5.25%, 01/01/32	1,755	1,867,303
AMT, Senior Lien, 6.00%, 01/01/37	2,120	2,270,986

		5,070,949

Washington — 4.0%
City of Bellingham Washington Water & Sewer Revenue, RB, 5.00%, 08/01/36	5,050	5,149,889
Grant County Public Utility District No.2 Priest Rapids Hydroelectric Project, Refunding RB, Series A, 5.00%, 01/01/26(c)	2,335	2,817,481
Port of Seattle Washington, ARB Series A, AMT, 5.00%, 05/01/43	1,615	1,850,402

Security	Par (000)	Value

Washington (continued)
Port of Seattle Washington, ARB (continued)
Series C, AMT, 5.00%, 04/01/40	$815	$904,022
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	2,445	2,689,011
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	375	416,708

		13,827,513

Total Municipal Bonds — 123.8% (Cost: $404,644,071)		433,271,195

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 2.2%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(i)	3,358	3,823,012
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	3,345	3,936,505

		7,759,517

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	2,463	2,926,533

District of Columbia — 0.7%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	1,978	2,235,593

Georgia — 0.9%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,321	1,453,577
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,582	1,690,151

		3,143,728

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	4	4,258
Series C, 4.00%, 02/15/41	1,540	1,697,516

		1,701,774

Massachusetts — 3.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,237	2,456,321
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	4,979	5,873,321
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(c)	2,461	2,534,764

		10,864,406

New York — 15.2%
Hudson Yards Infrastructure Corp., RB(i) 5.75%, 02/15/21(c)(f)	405	407,060
5.75%, 02/15/47	249	250,411
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/31(i)	9,150	9,274,349
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	11,670	12,097,951
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(i)	7,040	7,265,819

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Trust II (BLE (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60.	$1,459	$1,661,071
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,576	7,392,248
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	3,164	3,549,728
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	7,217	7,998,381
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,790	3,243,319

		53,140,337

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	2,740	3,279,780

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub- Series A, 5.50%, 12/01/42	2,521	3,060,454

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(c)	1,695	1,793,005

Texas — 6.1%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	3,346	3,556,799
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 08/01/22(c)	2,660	2,900,065
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	2,241	2,329,610
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(c)	3,720	3,838,854
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	7,600	8,784,992

		21,410,320

Virginia — 2.5%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(i)	2,370	2,717,181
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/27	5,320	6,010,908

		8,728,089

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46.	3,072	3,345,979

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.3% (Cost: $117,089,462)		123,389,515

Total Long-Term Investments — 159.1% (Cost: $521,733,533)		556,660,710

Security	Shares	Value

Short-Term Securities

Money Market Funds — 4.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	15,269,428	$15,270,955

Total Short-Term Securities — 4.4% (Cost: $15,272,294)		15,270,955

Total Investments — 163.5% (Cost: $537,005,827)		571,931,665

Other Assets Less Liabilities — 1.1%		4,040,964
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.4)%		(74,820,161)

VMTP Shares at Liquidation Value — (43.2)%		(151,300,000)

Net Assets Applicable to Common Shares — 100.0%		$349,852,468

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $16,334,108.

See Note 4 of the Notes to Financial Statements for details.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock Municipal Income Trust II (BLE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$14,396,675	$875,715	(a)	$—	$335	$(1,770)	$15,270,955	15,269,428	$590	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$433,271,195	$—	$433,271,195
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	123,389,515	—	123,389,515
Short-Term Securities
Money Market Funds	15,270,955	—	—	15,270,955

	$15,270,955	$556,660,710	$—	$571,931,665

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(74,795,979)	$—	$(74,795,979)
VMTP Shares at Liquidation Value	—	(151,300,000)	—	(151,300,000)

	$—	$(226,095,979)	$—	$(226,095,979)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) February 28, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$1,745	$1,808,082

Arizona — 4.5%
Arizona Industrial Development Authority, RB(a) 4.38%, 07/01/39	1,015	1,096,180
Series A, 5.00%, 07/01/39	855	895,672
Series A, 5.00%, 07/01/49	965	994,442
Series A, 5.00%, 07/01/54	745	764,743
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	1,480	1,510,976
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	825	841,665
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	360	402,088
5.00%, 07/01/54(a)	820	881,992
Series A, 5.00%, 01/01/38	3,000	3,593,310
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/41.	10,000	11,859,700
University of Arizona, Refunding RB, Series A, 5.00%, 06/01/40	2,300	2,687,159

		25,527,927

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	2,395	2,597,018

California — 11.9%
California State Public Works Board, RB
Series F, 5.25%, 09/01/33.	3,240	3,616,974
Series I, 5.50%, 11/01/30	4,500	5,097,870
Series I, 5.50%, 11/01/33	2,000	2,261,720
California State University, Refunding RB, Series A, 5.00%, 11/01/42	3,500	4,179,560
City of Los Angeles Department of Airports, RB,
Series A, AMT, 5.00%, 05/15/42	1,750	2,057,352
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	2,880	2,979,850
Series A-2, 5.00%, 06/01/47	785	812,216
Manteca Financing Authority, RB, Series A, (AGC-ICC), 5.75%, 12/01/36	3,285	3,298,206
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A-1, AMT, 5.75%, 03/01/34	4,450	4,460,635
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	2,979,936
San Francisco City & County Airport Comm-San
Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	6,370	6,993,432
Series A, AMT, 5.00%, 05/01/44	3,430	3,822,015
Series B, AMT, 5.00%, 05/01/46	7,855	9,090,670

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 5.00%, 05/01/38	$3,040	$3,718,862
University of California, Refunding RB, Series AR, 5.00%, 05/15/38	10,000	12,019,300

		67,388,598

Colorado — 3.2%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	2,700	3,052,566
Series A, AMT, 5.50%, 11/15/30	1,040	1,173,848
Series A, AMT, 5.50%, 11/15/31	1,250	1,409,688
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 12/01/43	10,500	12,390,105

		18,026,207

Connecticut — 2.7%
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	235	242,525
State of Connecticut, GO
Series 2021-A, 3.00%, 01/15/35	8,865	9,646,095
Series 2021-A, 3.00%, 01/15/40	5,000	5,325,750

		15,214,370

District of Columbia — 2.4%
Metropolitan Washington Airports Authority Refunding RB, Series A, AMT, 5.00%, 10/01/40	3,410	4,178,785
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/40	8,145	9,554,655

		13,733,440

Florida — 5.2%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(a)	850	888,734
County of Lee Florida Airport Revenue, Refunding RB, Series A, AMT, 5.38%, 10/01/32	7,100	7,257,478
County of Miami-Dade Seaport Department, ARB
Series A, 5.38%, 10/01/33	3,145	3,503,687
Series B, AMT, 6.25%, 10/01/38	1,405	1,583,702
Series B, AMT, 6.00%, 10/01/42	1,885	2,120,964
Esplanade Lake Club Community Development District, SAB
Series A-1, 4.00%, 11/01/40	1,080	1,108,361
Series A-1, 4.13%, 11/01/50	385	392,504
Series A-2, 4.00%, 11/01/40	500	513,130
Series A-2, 4.13%, 11/01/50	500	509,745
Florida Development Finance Corp., RB(a) AMT, 5.00%, 05/01/29	825	877,330
Series A, AMT, 5.00%, 08/01/29(b)	325	336,252
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	475	501,030
Hillsborough County Aviation Authority, Refunding RB Series A, AMT, 5.25%, 10/01/30	3,255	3,621,187
Sub-Series A, AMT, 5.50%, 10/01/29	5,360	6,001,378
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC/FNMA/GNMA),
6.00%, 09/01/40	210	212,795

		29,428,277

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 2.0%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	$5,985	$6,771,010
State of Hawaii Airports System Revenue, COP AMT, 5.25%, 08/01/25	1,350	1,496,219
AMT, 5.25%, 08/01/26	2,500	2,769,775

		11,037,004

Idaho — 2.0%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	10,000	11,236,600

Illinois — 18.5%
Chicago Board of Education, GO Series A, 5.00%, 12/01/34	475	571,482
Series A, 5.00%, 12/01/35	440	527,415
Series A, 5.00%, 12/01/36	405	483,991
Series A, 5.00%, 12/01/37	440	525,932
Series A, 5.00%, 12/01/38	360	426,866
Series A, 5.00%, 12/01/39	985	1,178,582
Series A, 5.00%, 12/01/40	1,285	1,508,873
Series A, 5.00%, 12/01/41	835	977,117
Chicago Board of Education, Refunding GO Series A, 5.00%, 12/01/28	365	442,482
Series A, 5.00%, 12/01/29	440	536,201
Series A, 5.00%, 12/01/30	1,485	1,802,003
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	395	369,025
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	8,020	8,757,760
Chicago Midway International Airport, Refunding RB Series A, 2nd Lien, AMT, 5.50%, 01/01/30	6,500	7,019,025
Series A, 2nd Lien, AMT, 5.50%, 01/01/32	6,275	6,768,717
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,630	3,138,747
Chicago O’Hare International Airport, Refunding RB Series B, Senior Lien, 5.00%, 01/01/35	4,300	5,130,416
Series C, Senior Lien, 4.00%, 01/01/37	4,000	4,634,920
Series C, Senior Lien, 4.00%, 01/01/38	3,820	4,416,111
Series E, Senior Lien, (AGM), 4.00%, 01/01/39	5,000	5,766,800
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(d)	10,960	11,377,357
Illinois Finance Authority, RB, Series A, 6.00%, 08/15/41	4,000	4,098,040
Illinois State Toll Highway Authority, RB Series A, 5.00%, 01/01/40	5,000	5,744,550
Series A, 5.00%, 01/01/45	5,000	6,197,250
State of Illinois, GO 5.50%, 05/01/39	15,000	18,316,350
5.75%, 05/01/45	3,000	3,673,320

		104,389,332

Indiana — 0.2%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/40	1,240	1,324,035

Louisiana — 0.4%
New Orleans Aviation Board, RB, Series B, AMT, 5.00%, 01/01/45	2,000	2,204,320

Massachusetts — 7.4%
Commonwealth of Massachusetts, GO, Series G, 4.00%, 09/01/42	22,535	25,246,862
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/41	4,710	5,592,748

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	$1,000	$1,144,690
Massachusetts Housing Finance Agency, Refunding RB, Series G, 3.45%, 12/01/30	3,100	3,327,726
Massachusetts School Building Authority, RB, Sub- Series B, 4.00%, 02/15/42	6,200	6,690,172

		42,002,198

Michigan — 2.0%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,043
Michigan Finance Authority, RB, 4.00%, 02/15/44	10,000	11,294,000

		11,304,043

Mississippi — 2.6%
Mississippi Development Bank, RB
(AGM), 6.75%, 12/01/31	3,775	4,344,195
(AGM), 6.75%, 12/01/33	2,350	2,696,860
(AGM), 6.88%, 12/01/40	6,405	7,363,700

		14,404,755

New Jersey — 16.9%
New Jersey Economic Development Authority, RB Series EEE, 5.00%, 06/15/31	200	242,590
AMT, (AGM), 5.00%, 01/01/31	2,425	2,686,051
AMT, 5.38%, 01/01/43	7,000	7,719,880
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/30	4,080	5,000,326
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/43	5,000	5,859,200
New Jersey Higher Education Student Assistance Authority, Refunding RB, 1st Series, AMT, 5.75%, 12/01/28	1,590	1,633,010
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	8,175	8,962,252
Series AA, 4.00%, 06/15/40	4,000	4,517,600
Series AA, 4.00%, 06/15/45	7,000	7,694,470
Series AA, 5.00%, 06/15/45	3,250	3,923,725
Series BB, 5.00%, 06/15/44	5,000	5,828,400
Series S, 5.25%, 06/15/43	10,000	12,015,000
New Jersey Turnpike Authority, Refunding RB, Series A, 5.00%, 01/01/34	1,685	2,019,203
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	10,000	10,008,500
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	15,000	17,456,250

		95,566,457

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	310	333,160

New York — 9.5%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	8,670	8,703,466
Metropolitan Transportation Authority, RB Series A-1, 5.25%, 11/15/39	7,005	7,635,310
Series C, 5.00%, 11/15/38	4,450	4,757,539
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C-3, Subordinate, 4.00%, 05/01/43	5,000	5,537,150
New York City Water & Sewer System, RB, 5.00%, 06/15/51(e)	3,500	4,371,430

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Convention Center Development Corp., RB, CAB, Series B, Sub-Lien, 0.00%, 11/15/40(c)	$7,000	$3,932,460
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	1,730	1,872,275
New York Power Authority, RB, Series A, 4.00%, 11/15/55	5,800	6,636,128
New York Transportation Development Corp., RB AMT, 5.00%, 10/01/35	630	776,015
AMT, 5.00%, 10/01/40	1,775	2,149,703
Port Authority of New York & New Jersey, Refunding ARB, Series 224, 4.00%, 07/15/46	1,575	1,831,473
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/38	4,400	5,330,952

		53,533,901

Ohio — 4.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	8,530	9,572,195
Ohio Turnpike & Infrastructure Commission, RB Series A-1, Junior Lien, 5.25%, 02/15/31	5,145	5,613,195
Series A-1, Junior Lien, 5.25%, 02/15/32	2,250	2,453,513
State of Ohio, RB, 4.00%, 01/01/41	6,000	6,918,660
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(d)	25	30,355

		24,587,918

Pennsylvania — 5.8%
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	3,000	3,276,300
Bucks County Industrial Development Authority, RB(e) 4.00%, 07/01/46	145	152,344
4.00%, 07/01/51	100	105,080
Pennsylvania Turnpike Commission, RB Series A, 5.25%, 12/01/44	5,000	6,201,500
Sub-Series A, 5.50%, 12/01/46	18,570	22,834,229

		32,569,453

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	719	781,380
Series A-1, Restructured, 5.00%, 07/01/58	6,203	6,835,954
Series A-2, Restructured, 4.33%, 07/01/40	12,484	13,284,599
Series A-2, Restructured, 4.78%, 07/01/58	488	535,887
Series B-1, Restructured, 4.75%, 07/01/53	749	814,972
Series B-2, Restructured, 4.78%, 07/01/58	726	791,166
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	8,018	2,453,428

		25,497,386

South Carolina — 5.6%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	3,000	3,307,200
Series A, AMT, 6.00%, 07/01/38	5,270	5,870,148
Series A, AMT, 5.50%, 07/01/41	4,170	4,590,002
Charleston County Airport District, RB, Series A, AMT, 5.25%, 07/01/25	4,490	4,961,764

Security	Par (000)	Value

South Carolina (continued)
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	$6,735	$7,564,550
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/37	4,480	5,364,352

		31,658,016

Texas — 10.3%
City of Austin TX Water & Wastewater System Revenue RB, Series C, 5.00%, 11/15/45	3,000	3,806,010
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	410	473,033
City of Houston Texas Airport System Revenue, Refunding RB Series A, AMT, 5.00%, 07/01/27	400	461,144
Series A, AMT, 6.63%, 07/15/38	700	711,725
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(d)	4,575	4,720,119
Harris County Toll Road Authority, RB, 1st Lien, 4.00%, 08/15/50	4,000	4,644,120
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	4,129,491
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	800	824,616
Red River Education Finance Corp., RB, 5.25%, 03/15/23(d)	7,170	7,892,951
State of Texas, GO, 5.00%, 04/01/43	15,550	18,471,690
Texas City Industrial Development Corp., RB,
Series 2012, 4.13%, 12/01/45	445	488,174
Texas Water Development Board, RB 5.25%, 10/15/46	4,780	5,790,253
Series B, 4.00%, 10/15/43	5,000	5,822,750

		58,236,076

Utah — 2.7%
County of Utah, RB, Series B, 5.00%, 05/15/46	8,590	10,105,018
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	320	331,277
Utah State University, RB, Series B, (AGM), 4.00%, 12/01/45	4,390	4,841,643

		15,277,938

Washington — 0.5%
State of Washington, GO, Series C, 5.00%, 02/01/41	2,500	3,058,400

Wisconsin(a) — 0.8%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39	165	179,583
Series A, 5.00%, 07/15/49	630	668,587
Series A, 5.00%, 10/15/50	1,695	1,788,361
Series A, 5.00%, 07/15/54	300	316,578
Series A-1, 5.00%, 01/01/55	945	972,027
Public Finance Authority, Refunding RB, 5.00%, 09/01/49	520	518,991

		4,444,127

Total Municipal Bonds — 126.9%
(Cost: $673,269,859)		716,389,038

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 8.3% Alabama Special Care Facilities Financing Authority- Birmingham AL, Refunding RB, Series B, 5.00%, 11/15/46	$39,718	$46,924,357

Massachusetts — 4.5%
Commonwealth of Massachusetts, GO, Series E, 5.25%, 09/01/43	20,000	25,128,800

Michigan — 2.0%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/40	10,100	11,300,082

Nevada — 2.0%
County of Clark Nevada, GO, 4.00%, 07/01/47	10,000	11,034,900

New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB,
Series B, 5.25%, 06/15/36(g)	2,961	3,027,131

New York — 16.5%
Hudson Yards Infrastructure Corp, Refunding RB, Series A, 4.00%, 02/15/44	30,165	33,071,390
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 5.00%, 07/15/43	11,825	14,310,261
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 11/01/41	20,000	22,642,200
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	13,950	14,461,561
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(g)	8,200	8,463,027

		92,948,439

Pennsylvania — 1.9%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	10,000	10,738,600

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.7%
(Cost: $190,755,835)		201,102,309

Total Long-Term Investments — 162.6% (Cost: $864,025,694)		917,491,347

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	4,095,571	$4,095,981

Total Short-Term Securities — 0.7% (Cost: $4,096,214)		4,095,981

Total Investments — 163.3% (Cost: $868,121,908)		921,587,328
Other Assets Less Liabilities — 1.5%		8,616,916
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.2)%		(91,558,674)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.6)%		(274,256,316)

Net Assets Applicable to Common Shares — 100.0%		$564,389,254

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to June 15, 2036, is $6,643,355. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$17,313,007	$—	$(13,217,042	)(a)	$249	$(233)	$4,095,981	4,095,571	$318	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL)

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. 10 Year Note	222	06/21/21	$29,582	$(96,188)
U.S. Long Bond	84	06/21/21	13,514	(111,774)

				$(207,962)

Derivative Financial Instruments Categorized by Risk Exposure

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$207,962	$—	$207,962

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$2,301,709	$—	$2,301,709

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(207,962)	$—	$(207,962)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short.	$21,547,500

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$716,389,038	$—	$716,389,038
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	201,102,309	—	201,102,309
Short-Term Securities
Money Market Funds	4,095,981	—	—	4,095,981

	$4,095,981	$917,491,347	$—	$921,587,328

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts.	$(207,962)	$—	$—	$(207,962)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(91,534,330)	$—	$(91,534,330)
VRDP Shares at Liquidation Value	—	(274,600,000)	—	(274,600,000)

	$—	$(366,134,330)	$—	$(366,134,330)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) February 28, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.5%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$1,000	$1,036,150
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(a)	1,820	2,006,204

		3,042,354

Alaska — 0.6%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/24(b)	3,000	3,496,110

Arizona — 4.9%
Arizona Industrial Development Authority, RB, Series A, (BAM), 4.00%, 06/01/44	1,435	1,543,113
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.38%, 07/01/50	2,500	2,721,126
Series G, 5.00%, 07/01/47	715	777,548
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 3.25%, 07/01/49	2,195	2,298,011
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	1,030	1,134,988
Industrial Development Authority of the City of
Phoenix, RB(b)
6.63%, 07/01/23	2,245	2,574,005
6.88%, 07/01/23	3,440	3,964,084
Industrial Development Authority of the City of
Phoenix, Refunding RB(a)
5.00%, 07/01/35	600	654,012
5.00%, 07/01/45	700	736,442
Series A, 5.00%, 07/01/35	1,125	1,226,273
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	9,805	13,605,516

		31,235,118

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	3,790	4,109,686

California — 2.8%
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	1,470	1,677,079
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	2,800	3,275,356
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,025	1,063,786
Series A-2, 5.00%, 06/01/47	855	884,643
Poway Unified School District, Refunding GO,
Series B, 0.00%, 08/01/46(c)	10,000	4,542,200
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB,
Series E, AMT, 5.00%, 05/01/50.	5,000	5,975,650

		17,418,714

Colorado — 1.5%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a)	1,025	1,055,012
Colorado Health Facilities Authority, Refunding RB 4.00%, 11/15/43	2,320	2,646,911

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB (continued)
Series A, 5.00%, 08/01/44	$3,840	$4,640,947
Serenity Ridge Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/43	1,000	1,058,110

		9,400,980

Connecticut — 0.6%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	3,325	4,049,318

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	2,780	3,260,745

Florida — 5.7%
Celebration Pointe Community Development District, SAB(a)
5.00%, 05/01/32	860	938,200
5.00%, 05/01/48	2,160	2,285,518
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	9,370	11,253,651
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	1,360	1,438,064
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(b)	3,750	3,989,663
Lakewood Ranch Stewardship District, SAB 4.63%, 05/01/27	255	275,443
5.25%, 05/01/37	470	522,156
5.38%, 05/01/47	770	848,702
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	4,625	5,122,696
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	8,900	8,928,391
Palm Beach County Health Facilities Authority, RB Series B, 4.00%, 11/15/41	300	326,235
Series B, 5.00%, 11/15/42	135	155,772

		36,084,491

Georgia — 1.2%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	1,575	1,750,376
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,855	2,683,888
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	2,745	3,236,410

		7,670,674

Illinois — 10.6%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,785	3,062,720
Series D, 5.00%, 12/01/46	3,570	3,832,662
Series H, 5.00%, 12/01/36	865	997,795
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,200	1,396,272
Series D, 5.00%, 12/01/25	1,560	1,815,185
Series G, 5.00%, 12/01/34	865	1,003,599
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	1,450	1,677,679
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	2,110	2,190,349
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series C, 2nd Lien, 5.00%, 01/01/39	1,000	1,122,300

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Cook County Community College District No. 508, GO, 5.25%, 12/01/31	$5,000	$5,516,500
Illinois Finance Authority, RB, Series A, 5.25%, 07/01/23(b)	1,785	1,991,328
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	3,600	4,252,212
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	7,990	9,555,241
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,515	2,924,945
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM), 0.00%, 12/15/56(c)	8,755	2,756,687
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,010	2,205,653
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM), 0.00%, 12/15/54(c)	12,215	4,130,624
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/28(b)	2,645	2,683,167
State of Illinois, GO, Series D, 5.00%, 11/01/28	6,965	8,028,138
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	5,435	5,457,338

		66,600,394

Indiana — 1.4%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	2,250	2,446,357
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/40	2,640	2,818,913
Indiana Finance Authority, Refunding RB, Series A, 5.00%, 03/01/39	3,000	3,470,400

		8,735,670

Iowa — 2.2%
Iowa Finance Authority, RB
5.00%, 05/15/36	1,050	1,187,015
Series A, 5.00%, 05/15/48	6,750	7,491,892
Iowa Finance Authority, Refunding RB, 5.25%, 12/01/25	4,000	4,319,760
Iowa Tobacco Settlement Authority, Refunding RB, CAB, Series B, 5.60%, 06/01/34	1,000	1,011,870

		14,010,537

Kansas — 1.0%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,965	2,081,131
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/40	3,700	4,248,784

		6,329,915

Louisiana — 3.0%
Parish of St. Charles Louisiana, RB, 4.00%, 12/01/40(d)	2,210	2,310,643
Parish of St. John the Baptist Louisiana, Refunding RB(d)
2.00%, 06/01/37	2,250	2,287,463
2.10%, 06/01/37	1,310	1,338,414
Sub-Series B-1, 2.13%, 06/01/37	600	613,500
Sub-Series B-1, 2.38%, 06/01/37	1,090	1,122,275
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.25%, 05/15/32	4,375	4,581,588

Security	Par (000)	Value

Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 05/15/33	$4,750	$4,973,012
Series A, 5.25%, 05/15/35	1,500	1,621,440

		18,848,335

Maine — 1.5%
Maine Turnpike Authority, RB, 4.00%, 07/01/45	8,195	9,332,712

Maryland — 2.6%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	568,947
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	4,935	5,771,779
Maryland Health & Higher Educational Facilities
Authority, RB, Series B, 4.00%, 04/15/45	2,560	2,902,989
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 07/01/40	6,350	7,152,132

		16,395,847

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB Series A, 5.25%, 01/01/42	1,895	2,216,638
Series A, 5.00%, 01/01/47	845	961,957
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	1,620	1,898,899
Massachusetts Port Authority, Refunding RB, Series A, AMT, 4.00%, 07/01/44	6,180	6,845,153

		11,922,647

Michigan — 0.8%
Michigan Finance Authority, Refunding RB, Series C, Class 1, 4.00%, 06/01/49	2,500	2,812,300
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,775	2,112,534

		4,924,834

Minnesota — 0.7%
City of Cologne Minnesota,RB, Series A, 5.00%, 07/01/45	1,500	1,574,970
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(a)	695	737,986
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	1,940	2,127,986

		4,440,942
Mississippi — 4.0%
County of Lowndes Mississippi, Refunding RB Series A, 6.80%, 04/01/22	9,160	9,789,017
Series B, 6.70%, 04/01/22	4,500	4,804,425
Mississippi Development Bank, Refunding RB, Series A, (AGM), 4.00%, 03/01/41	3,000	3,158,790
State of Mississippi, RB Series A, 5.00%, 10/15/37	1,105	1,322,994
Series A, 4.00%, 10/15/38	5,535	6,167,319

		25,242,545

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing Series B-2, 3.50%, 12/01/42	315	334,590
Series B-2, 3.60%, 12/01/47	490	522,751

		857,341

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) February 28, 2021	(BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nebraska — 1.0%
Central Plains Energy Project, RB, 5.00%, 09/01/42	$6,200	$6,607,650

Nevada — 2.4%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	2,250	2,631,195
City of Reno Nevada, Refunding RB Series A-1, (AGM), 4.00%, 06/01/43	5,230	5,660,481
Series A-1, (AGM), 4.00%, 06/01/46	245	263,909
County of Clark Nevada, GO Series A, 5.00%, 06/01/36	4,080	5,023,011
Series A, 5.00%, 06/01/37	1,500	1,840,635

		15,419,231

New Hampshire — 0.5%
New Hampshire Business Finance Authority, Refunding RB, 4.00%, 01/01/51.	3,000	3,214,050

New Jersey — 11.6%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	1,400	1,473,724
New Jersey Economic Development Authority, RB Series UU, 5.00%, 06/15/40	2,755	3,012,289
AMT, 5.13%, 01/01/34	1,050	1,161,825
AMT, 5.38%, 01/01/43	10,000	11,028,400
Series A, AMT, 5.63%, 11/15/30	1,530	1,677,477
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	4,490	4,864,915
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/33.	8,750	9,598,225
Series AA, 5.25%, 06/15/41	780	881,392
Series AA, 5.00%, 06/15/44	4,450	4,919,520
Series AA, 3.00%, 06/15/50	3,000	2,940,930
Series B, 5.50%, 06/15/31	8,000	8,124,720
Series BB, 4.00%, 06/15/50	3,795	4,085,811
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(c)	7,260	4,332,042
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	5,430	6,544,290
State of New Jersey, GO, Series A, 4.00%, 06/01/31	1,730	2,074,166
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.25%, 06/01/46	4,550	5,437,659
Sub-Series B, 5.00%, 06/01/46	665	773,894

		72,931,279

New York — 6.5%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(a)	2,145	2,329,127
City of New York, GO, Series C, 4.00%, 08/01/40	5,000	5,779,100
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,435	4,472,254
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	1,400	1,571,234
New York Counties Tobacco Trust IV, Refunding RB Series A, 5.00%, 06/01/38	3,675	3,678,234
Series A, 6.25%, 06/01/41(a)	3,500	3,552,325
New York Liberty Development Corp., Refunding RB(a) Series 2, Class 2, 5.15%, 11/15/34	460	509,804
Series 2, Class 2, 5.38%, 11/15/40	1,145	1,267,091
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	7,500	8,439,750
New York Transportation Development Corp. Refunding RB Series A, Class A, AMT, 4.00%, 12/01/38	500	561,995

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp.
Refunding RB (continued) Series A, Class A, AMT, 4.00%, 12/01/39	$500	$563,685
New York Transportation Development Corp., RB AMT, 5.00%, 10/01/35	665	819,127
AMT, 5.00%, 10/01/40	1,875	2,270,813
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	2,041,058
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,740	3,012,548

		40,868,145

North Carolina — 0.5%
North Carolina Medical Care Commission, RB Series A, 4.00%, 10/01/50	365	390,276
Series A, 5.00%, 10/01/50	980	1,129,578
North Carolina Turnpike Authority, RB, Senior Lien, (AGM), 4.00%, 01/01/55	1,045	1,181,122
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	525	777,110

		3,478,086

Ohio — 5.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	7,625	8,556,622
County of Franklin Ohio, RB Series A, 6.13%, 07/01/22(b)	100	107,922
Series A, 6.13%, 07/01/40	1,590	1,674,318
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(b)	1,915	2,000,486
County of Montgomery Ohio, RB, 5.45%, 11/13/23(b)	7,430	8,449,768
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,385	1,475,551
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	5,000	5,238,700
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	4,420	5,015,153

		32,518,520

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,205	2,553,853

Oregon — 1.9%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	800	959,584
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 4.00%, 07/01/50	10,000	10,958,100

		11,917,684
Pennsylvania — 11.6%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(a)	1,725	1,922,927
Altoona Area School District, GO, (BAM SAW), 5.00%, 12/01/36	365	431,368
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series B, 5.00%, 11/01/49	6,030	7,408,398
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	1,435	1,600,542
Geisinger Authority, Refunding RB, Series A, 4.00%, 04/01/50	6,495	7,327,009

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	(BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Refunding RB 4.00%, 09/01/49	$6,750	$7,501,275
Series A, 5.00%, 09/01/48	3,330	3,917,345
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	4,206,112
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,855	2,098,339
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	2,565	2,958,881
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, 3.65%, 10/01/42	7,000	7,505,470
Pennsylvania Turnpike Commission, RB Series A-1, 5.00%, 12/01/41	440	520,388
Sub-Series B-1, 5.25%, 06/01/47	5,680	6,744,773
Series A, Subordinate, 5.00%, 12/01/44	4,540	5,507,883
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	1,700	2,058,887
Springfield School District/Delaware County, GO (SAW), 5.00%, 03/01/40	2,955	3,619,579
(SAW), 5.00%, 03/01/43	2,145	2,613,618
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	4,385	5,294,931

		73,237,725

Puerto Rico — 5.3%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	1,340	1,372,495
5.63%, 05/15/43	1,335	1,349,939
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.00%, 07/01/33	3,820	3,995,300
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,376	3,668,902
Series A-1, Restructured, 5.00%, 07/01/58	12,657	13,948,520
Series A-2, Restructured, 4.33%, 07/01/40	2,240	2,383,651
Series A-2, Restructured, 4.78%, 07/01/58	3,133	3,440,441
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,130	3,099,679

		33,258,927

Rhode Island — 1.6%
Rhode Island Turnpike & Bridge Authority, RB, Series A, 3.00%, 10/01/39	240	252,979
Tobacco Settlement Financing Corp., Refunding RB Series B, 4.50%, 06/01/45	6,820	7,347,254
Series B, 5.00%, 06/01/50	2,000	2,221,300

		9,821,533
South Carolina — 1.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	2,690	3,157,065
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	750	837,848
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,450	7,507,090

		11,502,003

Texas — 7.9%
Central Texas Regional Mobility Authority, RB Series A, Senior Lien, 5.00%, 01/01/40	1,215	1,371,225

Security	Par (000)	Value

Texas (continued)
Central Texas Regional Mobility Authority, RB (continued) Series A, Senior Lien, 5.00%, 01/01/45	$3,500	$3,925,075
Central Texas Regional Mobility Authority, Refunding RB, Series A, Senior Lien, 5.00%, 01/01/23(b)	6,925	7,523,805
City of Houston Texas Airport System Revenue, Refunding RB Sub-Series D, 5.00%, 07/01/37	4,005	4,887,782
AMT, 5.00%, 07/01/29	2,135	2,231,224
County of Nueces Texas, Refunding GO 4.00%, 02/15/37	575	679,897
4.00%, 02/15/39	1,205	1,416,996
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(b)	850	955,035
Love Field Airport Modernization Corp., RB, 5.25%, 11/01/40	1,100	1,105,291
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 04/01/25(b)	500	589,380
Series A, 5.00%, 08/15/37(a)	2,000	2,014,700
North Texas Education Finance Corp., RB, Series A, 5.13%, 06/01/22(b)	1,000	1,061,510
North Texas Tollway Authority, Refunding RB Series A, 5.00%, 01/01/38	5,000	5,739,050
Series A, 5.00%, 01/01/48	5,350	6,289,406
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/44	3,500	3,661,560
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32.	1,720	2,279,327
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	3,575	4,225,721

		49,956,984

Virginia — 3.9%
Ballston Quarter Community Development Authority, TA Series A, 5.38%, 03/01/36	430	426,268
Series A, 5.50%, 03/01/46	1,475	1,401,515
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	3,665	3,702,383
Virginia Small Business Financing Authority, RB AMT, 5.00%, 07/01/49	1,990	2,057,123
AMT, 5.00%, 12/31/52	7,895	9,087,303
AMT, Senior Lien, 6.00%, 01/01/37	2,150	2,303,123
AMT, Senior Lien, 5.50%, 01/01/42	5,140	5,457,652

		24,435,367

Washington — 3.2%
Port of Seattle Washington, ARB Series A, AMT, 5.00%, 05/01/43.	1,295	1,483,759
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37 .	4,905	5,710,794
State of Washington, COP Series B, 5.00%, 07/01/36	1,725	2,127,408
Series B, 5.00%, 07/01/38	2,300	2,828,310
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	4,010	4,410,198
Washington Health Care Facilities Authority, Refunding RB, 4.00%, 09/01/45	3,000	3,383,340

		19,943,809

Wisconsin — 2.0%
Public Finance Authority, RB Series A, 4.00%, 11/15/37	325	357,578

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued) Series A, 5.00%, 11/15/41	$2,180	$2,520,974
Public Finance Authority, Refunding RB, 5.00%, 11/15/49	1,095	1,180,191
Wisconsin Health & Educational Facilities Authority, Refunding RB 5.00%, 04/01/44	4,080	5,042,472
4.00%, 12/15/49	3,220	3,606,271

		12,707,486

Wyoming — 0.6%
Wyoming Community Development Authority, Refunding RB, Series 2, 4.05%, 12/01/38	2,170	2,269,082
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/42	1,120	1,311,162

		3,580,244

Total Municipal Bonds — 116.6%
(Cost: $676,847,310)		735,362,485

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 1.8%
Maricopa County Industrial Development Authority, RB, 4.00%, 01/01/48	10,000	11,326,800

California — 2.8%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	14,998	17,652,490

Colorado(f) — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	6,504	7,826,767
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	3,290	3,685,490

		11,512,257

Florida — 1.8%
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	10,000	11,057,296

Illinois — 2.0%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	10,976	12,763,086

Louisiana — 2.9%
City of Shreveport Louisiana Water & Sewer Revenue, RB Series B, Junior Lien, (AGM), 4.00%, 12/01/44	5,542	6,163,564
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	11,133	12,382,367

		18,545,931

Maryland — 2.0%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	4,898	5,779,940
Maryland Stadium Authority, RB, 5.00%, 05/01/47	5,509	6,687,725

		12,467,665

Security	Par (000)	Value

Michigan(f) — 2.5%
Michigan Finance Authority, RB 4.00%, 02/15/47	$7,434	$8,355,874
Series A, 4.00%, 02/15/44	6,646	7,470,025

		15,825,899

New Jersey — 2.4%
South Jersey Transportation Authority, RB (BAM), Series A, 4.00%, 11/01/50	13,590	14,806,577

New York — 3.4%
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(f)	10,000	10,320,765
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/46	10,000	11,287,500

		21,608,265

Oregon — 0.2%
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	915	916,639

Pennsylvania — 3.8%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	7,250	8,327,133
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(f)	10,009	11,163,642
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	3,925	4,525,643

		24,016,418

Texas — 3.7%
Harris County Health Facilities Development Corp, Refunding RB, Series B, 5.75%, 07/01/27(g)	19,090	23,108,540

Virginia — 1.3%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(f)	6,960	8,284,836

Washington — 2.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	10,000	12,688,600

Total Municipal Bonds Transferred to Tender Option Bond

Trusts — 34.4%
(Cost: $202,326,003)		216,581,299

Total Long-Term Investments — 151.0%
(Cost: $879,173,313)		951,943,784

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities

Money Market Funds — 3.4%
BlackRock Liquidity Funds, MuniCash, Institutional
Class, 0.01%(h)(i)	21,589,984	$21,592,143

Total Short-Term Securities — 3.4%
(Cost: $21,593,232)		21,592,143

Total Investments — 154.4%

(Cost: $900,766,545)		973,535,927

Other Assets Less Liabilities — 1.2%		7,388,595
Liability for TOB Trust Certificates, Including Interest Expense and
Fees Payable — (16.9)%.		(106,532,224)
VMTP Shares at Liquidation Value — (38.7)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$630,592,298

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to August 1, 2027, is $32,075,621. See Note 4 of the Notes to Financial Statements for details.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(h)	Affiliate of the Trust.

(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended February 28, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 02/28/21	Shares Held at 02/28/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$21,831,651	$—	$ (235,292)(a)	$(2,546)	$(1,670)	$21,592,143	21,589,984	$1,085	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended February 28, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from Futures contracts	$—	$—	$—	$—	$1,458,809	$—	$1,458,809

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$11,313,602

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) February 28, 2021	BlackRock MuniVest Fund, Inc. (MVF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$735,362,485	$—	$735,362,485
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	216,581,299	—	216,581,299
Short-Term Securities
Money Market Funds	21,592,143	—	—	21,592,143

	$21,592,143	$951,943,784	$—	$973,535,927

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(106,498,779)	$—	$(106,498,779)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

	$—	$(350,298,779)	$—	$(350,298,779)

See notes to financial statements.

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

February 28, 2021

	BBK	BAF	BYM	BLE

ASSETS
Investments at value — unaffiliated(a)	$277,377,209	$224,083,925	$653,893,676	$556,660,710
Investments at value — affiliated(b)	8,755,324	107,058	13,087,165	15,270,955
Cash	—	—	288,910	—
Cash pledged for futures contracts	—	—	307,000	—
Receivables:
Investments sold	15,148	1,737	40,395	—
Dividends — affiliated	60	12	76	157
Interest — unaffiliated	2,652,734	2,337,063	6,331,899	5,843,333
Prepaid expenses	—	—	2,494	2,116

Total assets	288,800,475	226,529,795	673,951,615	577,777,271

ACCRUED LIABILITIES
Bank overdraft	60,440	—	—	—
Payables:
Investments purchased	—	—	215,165	—
Income dividend distributions — Common Shares	683,992	538,089	1,531,564	1,461,216
Interest expense and fees	7,225	13,299	41,842	24,182
Investment advisory fees	128,345	96,471	286,982	246,515
Trustees’ and Officer’s fees	35,404	26,007	81,936	74,119
Other accrued expenses	73,748	64,206	103,932	22,792
Reorganization costs	165,303	157,851	—	—
Variation margin on futures contracts	—	—	183,767	—

Total accrued liabilities	1,154,457	895,923	2,445,188	1,828,824

OTHER LIABILITIES
TOB Trust Certificates	33,649,476	49,618,622	120,445,832	74,795,979
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	79,900,000	42,200,000	137,200,000	151,300,000

Total other liabilities	113,549,476	91,818,622	257,645,832	226,095,979

Total liabilities	114,703,933	92,714,545	260,091,020	227,924,803

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$174,096,542	$133,815,250	$413,860,595	$349,852,468

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$149,453,050	$123,934,510	$362,795,037	$325,490,558
Accumulated earnings	24,643,492	9,880,740	51,065,558	24,361,910

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$174,096,542	$133,815,250	$413,860,595	$349,852,468

Net asset value per Common Share	$16.54	$15.29	$15.67	$14.84

(a) Investments at cost — unaffiliated	$250,837,827	$208,333,722	$591,838,862	$521,733,533
(b) Investments at cost — affiliated	$8,756,058	$107,068	$13,088,304	$15,272,294
(c) Preferred Shares outstanding	799	422	1,372	1,513
(d) Preferred Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.001	$0.001	$0.001	$0.001
(f) Common Shares outstanding	10,522,957	8,749,418	26,406,273	23,567,998
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(h) Par value per Common Share	$0.001	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Assets and Liabilities  (unaudited) (continued)

February 28, 2021

	MFL	MVF

ASSETS
Investments at value — unaffiliated(a)	$917,491,347	$951,943,784
Investments at value — affiliated(b)	4,095,981	21,592,143
Cash	947,347	—
Receivables:
Investments sold	6,161,368	—
Dividends — affiliated	25	181
Interest — unaffiliated	9,690,672	10,234,932
Variation margin on futures contracts	49,115	—
Prepaid expenses	5,889	2,013

Total assets	938,441,744	983,773,053

ACCRUED LIABILITIES
Payables:
Investments purchased	5,252,188	—
Income dividend distributions — Common Shares	1,837,966	2,172,018
Interest expense and fees	24,344	33,445
Investment advisory fees	376,316	382,400
Trustees’ and Officer’s fees	342,729	144,354
Other accrued expenses	171,238	149,759
Variation margin on futures contracts	257,063	—

Total accrued liabilities	8,261,844	2,881,976

OTHER LIABILITIES
TOB Trust Certificates	91,534,330	106,498,779
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	274,256,316	—
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	—	243,800,000

Total other liabilities	365,790,646	350,298,779

Total liabilities	374,052,490	353,180,755

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$564,389,254	$630,592,298

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$513,557,353	$577,197,773
Accumulated earnings	50,831,901	53,394,525

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$564,389,254	$630,592,298

Net asset value per Common Share	$14.89	$9.73

(a) Investments at cost — unaffiliated	$864,025,694	$879,173,313
(b) Investments at cost — affiliated.	$4,096,214	$21,593,232
(c) Preferred Shares outstanding.	2,746	2,438
(d) Preferred Shares authorized	1,000,000	10,000,000
(e) Par value per Preferred Share	$0.10	$0.10
(f) Common Shares outstanding	37,896,208	64,836,371
(g) Common Shares authorized	Unlimited	150,000,000
(h) Par value per Common Share	$0.10	$0.10

See notes to financial statements.

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended February 28, 2021

	BBK	BAF	BYM	BLE

INVESTMENT INCOME
Dividends — affiliated	$235	$36	$253	$590
Interest — unaffiliated	5,602,354	4,385,666	12,478,532	11,224,615

Total investment income	5,602,589	4,385,702	12,478,785	11,225,205

EXPENSES
Investment advisory	930,509	618,198	1,835,234	1,576,659
Reorganization	149,876	138,464	—	279,745
Accounting services	26,747	22,740	34,159	34,163
Rating agency	25,495	25,495	25,243	25,243
Professional	24,848	23,441	37,745	33,171
Transfer agent	12,843	11,229	20,345	17,556
Trustees and Officer	8,660	6,700	19,368	17,012
Registration	2,703	2,705	4,379	4,081
Custodian	2,474	5,493	3,928	2,826
Printing and postage	1,094	1,129	1,456	1,386
Miscellaneous	6,838	5,849	6,165	5,558

Total expenses excluding interest expense, fees and amortization of offering costs.	1,192,087	861,443	1,988,022	1,997,400
Interest expense, fees and amortization of offering costs(a)	517,831	388,607	1,115,039	1,005,439

Total expenses	1,709,918	1,250,050	3,103,061	3,002,839
Less:
Fees waived and/or reimbursed by the Manager	(108,895)	(230)	(1,570)	(244,423)

Total expenses after fees waived and/or reimbursed	1,601,023	1,249,820	3,101,491	2,758,416

Net investment income	4,001,566	3,135,882	9,377,294	8,466,789

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated.	(6,132)	239,344	833,396	628,610
Investments — affiliated	(228)	(75)	(225)	335
Futures contracts	312,561	—	850,470	—

	306,201	239,269	1,683,641	628,945

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated.	1,012,806	107,241	448,803	932,627
Investments — affiliated	(578)	(10)	(1,139)	(1,770)
Futures contracts	—	—	138,922	—

	1,012,228	107,231	586,586	930,857

Net realized and unrealized gain	1,318,429	346,500	2,270,227	1,559,802

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$5,319,995	$3,482,382	$11,647,521	$10,026,591

(a)	Related to TOB Trusts and/or VMTP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Statements of Operations  (unaudited) (continued)

Six Months Ended February 28, 2021

	MFL	MVF

INVESTMENT INCOME
Dividends — affiliated	$318	$1,085
Interest — unaffiliated	15,958,902	17,867,570

Total investment income	15,959,220	17,868,655

EXPENSES
Investment advisory	2,541,277	2,426,386
Accounting services	60,755	61,743
Trustees and Officer	50,985	32,019
Professional	49,899	44,868
Rating agency	25,243	25,243
Transfer agent	22,047	29,668
Liquidity fees	13,869	—
Remarketing fees on Preferred Shares	13,592	—
Custodian	12,982	3,952
Registration	6,277	10,811
Printing and postage	2,046	1,692
Miscellaneous	6,133	7,449

Total expenses excluding interest expense, fees and amortization of offering costs.	2,805,105	2,643,831
Interest expense, fees and amortization of offering costs(a)	1,580,562	1,575,164

Total expenses	4,385,667	4,218,995
Less:
Fees waived and/or reimbursed by the Manager	(170,457)	(7,639)

Total expenses after fees waived and/or reimbursed	4,215,210	4,211,356

Net investment income	11,744,010	13,657,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated.	4,189,744	868,551
Investments — affiliated	249	(2,546)
Futures contracts	2,301,709	1,458,809

	6,491,702	2,324,814

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated.	(1,623,375)	4,894,427
Investments — affiliated	(233)	(1,670)
Futures contracts	(207,962)	—

	(1,831,570)	4,892,757

Net realized and unrealized gain	4,660,132	7,217,571

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$16,404,142	$20,874,870

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BBK		BAF

	Six Months Ended		Six Months Ended

	02/28/21 (unaudited)	Year Ended 08/31/20	02/28/21 (unaudited)	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,001,566	$7,733,619	$3,135,882	$5,883,749
Net realized gain (loss)	306,201	(1,378,636)	239,269	(1,675,136)
Net change in unrealized appreciation (depreciation)	1,012,228	(3,411,783)	107,231	(2,343,089)

Net increase in net assets applicable to Common Shareholders resulting from operations	5,319,995	2,943,200	3,482,382	1,865,524

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(4,061,862)	(7,134,565)	(3,193,538)	(5,564,630)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	1,258,133	(4,191,365)	288,844	(3,699,106)
Beginning of period	172,838,409	177,029,774	133,526,406	137,225,512

End of period	$174,096,542	$172,838,409	$133,815,250	$133,526,406

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets (continued)

	BYM		BLE

	Six Months Ended		Six Months Ended

	02/28/21 (unaudited)	Year Ended 08/31/20	02/28/21 (unaudited)	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,377,294	$17,439,536	$8,466,789	$17,130,420
Net realized gain (loss)	1,683,641	(3,971,202)	628,945	(1,790,228)
Net change in unrealized appreciation (depreciation)	586,586	(2,247,404)	930,857	(7,435,630)

Net increase in net assets applicable to Common Shareholders resulting from operations.	11,647,521	11,220,930	10,026,591	7,904,562

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders.	(8,925,320)	(15,210,013)	(8,729,220)	(16,527,555)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	227,219	302,128

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	2,722,201	(3,989,083)	1,524,590	(8,320,865)
Beginning of period	411,138,394	415,127,477	348,327,878	356,648,743

End of period	$413,860,595	$411,138,394	$349,852,468	$348,327,878

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assetss (continued)

	MFL		MVF

	Six Months Ended		Six Months Ended

	02/28/21 (unaudited)	Year Ended 08/31/20	02/28/21 (unaudited)	Year Ended 08/31/20

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$11,744,010	$21,467,641	$13,657,299	$27,610,848
Net realized gain (loss)	6,491,702	670,511	2,324,814	(7,463,442)
Net change in unrealized appreciation (depreciation)	(1,831,570)	(8,859,116)	4,892,757	(8,423,790)

Net increase in net assets applicable to Common Shareholders resulting from operations	16,404,142	13,279,036	20,874,870	11,723,616

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(10,943,667)	(20,691,330)	(13,032,110)	(26,610,402)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	5,460,475	(7,412,294)	7,842,760	(14,886,786)
Beginning of period	558,928,779	566,341,073	622,749,538	637,636,324

End of period	$564,389,254	$558,928,779	$630,592,298	$622,749,538

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2021

	BBK	BAF	BYM	BLE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$5,319,995	$3,482,382	$11,647,521	$10,026,591
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	6,854,492	19,146,326	21,675,054	52,857,944
Purchases of long-term investments	(1,648,903)	(19,882,682)	(9,972,274)	(53,774,297)
Net proceeds from sales (purchases) of short-term securities.	(4,546,344)	228,331	(12,622,046)	(875,715)
Amortization of premium and accretion of discount on investments and other fees	20,782	521,261	384,841	926,700
Net realized (gain) loss on investments	6,360	(239,269)	(833,171)	(628,945)
Net unrealized appreciation on investments	(1,012,228)	(107,231)	(447,664)	(930,857)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(11)	(8)	(66)	(30)
Interest — unaffiliated	77,549	(8,541)	210,911	226,117
Prepaid expenses	28,950	28,892	26,958	27,088
Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(7,875)	(24,384)	(67,466)	(33,327)
Investment advisory fees	(12,276)	(9,206)	(27,040)	(21,584)
Trustees’ and Officer’s fees	3,302	2,390	7,653	6,967
Other accrued expenses	(14,201)	(17,329)	(938)	(81,957)
Reorganization costs	73,422	72,987	—	(24,127)
Variation margin on futures contracts	—	—	183,767	—

Net cash provided by operating activities	5,143,014	3,193,919	10,166,040	7,700,568

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(4,019,770)	(3,158,541)	(8,661,257)	(8,453,953)
Repayments of TOB Trust Certificates	(1,033,470)	(340,400)	(583,503)	(547,379)
Proceeds from TOB Trust Certificates	—	420,000	—	1,580,000
Decrease in bank overdraft	(89,774)	(114,978)	(325,370)	(279,236)

Net cash used for financing activities	(5,143,014)	(3,193,919)	(9,570,130)	(7,700,568)

CASH
Net increase in restricted and unrestricted cash	—	—	595,910	—
Restricted and unrestricted cash at beginning of period	—	—	—	—

Restricted and unrestricted cash at end of period	$—	$—	$595,910	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$525,706	$412,991	$1,182,505	$1,038,766

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders.	$—	$—	$—	$227,219

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$288,910	$—
Cash pledged
Futures contracts	—	—	307,000	—

	$—	$—	$595,910	$—

See notes to financial statements.

72	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended February 28, 2021

	MFL	MVF

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,404,142	$20,874,870
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	180,995,820	80,120,127
Purchases of long-term investments	(200,047,617)	(93,683,259)
Net proceeds from sales of short-term securities	13,217,042	235,292
Amortization of premium and accretion of discount on investments and other fees	3,753,341	2,206,800
Net realized gain on investments	(4,189,993)	(866,005)
Net unrealized (appreciation) depreciation on investments	1,623,608	(4,892,757)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	195	9
Interest — unaffiliated	228,148	275,330
Variation margin on futures contracts	(49,115)	—
Prepaid expenses	27,100	32,019
Increase (Decrease) in Liabilities
Payables
Interest expense and fees	(44,111)	(44,367)
Investment advisory fees	(27,291)	(27,271)
Trustees’ and Officer’s fees	25,551	5,677
Other accrued expenses	9,410	(12,608)
Variation margin on futures contracts	257,063	—

Net cash provided by operating activities	12,183,293	4,223,857

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(10,829,978)	(13,032,111)
Repayments of TOB Trust Certificates	—	(7,561,743)
Proceeds from TOB Trust Certificates	—	16,795,000
Decrease in bank overdraft	(415,215)	(425,003)
Amortization of deferred offering costs	9,247	—

Net cash used for financing activities	(11,235,946)	(4,223,857)

CASH
Net increase in restricted and unrestricted cash	947,347	—
Restricted and unrestricted cash at beginning of period	—	—

Restricted and unrestricted cash at end of period	$947,347	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense.	$1,615,426	$1,619,531

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	947,347	—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Financial Highlights

(For a share outstanding throughout each period)

	BBK
	Six Months Ended
	02/28/21		Year Ended August 31,
	(unaudited)		2020		2019	2018	2017	2016

Net asset value, beginning of period.	$16.42		$16.82		$15.78	$16.32	$17.89	$16.49

Net investment income(a)	0.38		0.73		0.65	0.70	0.74	0.89
Net realized and unrealized gain (loss)	0.13		(0.45)		1.15	(0.47)	(1.09)	1.42

Net increase (decrease) from investment operations	0.51		0.28		1.80	0.23	(0.35)	2.31

Distributions to Common Shareholders(b)
From net investment income	(0.39)		(0.68)		(0.70)	(0.77)	(0.83)	(0.90)
From net realized gain	—		—		(0.06)	—	(0.39)	(0.01)

Total distributions to Common Shareholders	(0.39)		(0.68)		(0.76)	(0.77)	(1.22)	(0.91)

Net asset value, end of period	$16.54		$16.42		$16.82	$15.78	$16.32	$17.89

Market price, end of period	$16.00		$15.39		$15.95	$14.35	$15.99	$18.22

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.20	%(d)	2.02%		12.35%	1.87%	(1.44)%	14.53%

Based on market price	6.51	%(d)	0.84%		17.16%	(5.45)%	(5.18)%	26.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.98	%(e)(f)(g)	2.34	%(h)	2.79%	2.49%	2.31%	1.78%

Total expenses after fees waived and/or reimbursed	1.85	%(e)(f)(g)	2.21	%(h)	2.77%	2.49%	2.31%	1.77%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(i)	1.25	%(e)(f)(g)	1.14	%(h)	1.18%	1.18%	1.19%	1.16%

Net investment income to Common Shareholders	4.63	%(e)(g)	4.51%		4.13%	4.39%	4.55%	5.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$174,097		$172,838		$177,030	$166,079	$171,705	$188,107

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$79,900		$79,900		$79,900	$79,900	$79,900	$79,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$317,893		$316,318		$321,564	$307,858	$314,899	$335,428

Borrowings outstanding, end of period (000)	$33,649		$34,683		$29,194	$23,232	$22,404	$25,054

Portfolio turnover rate	1%		11%		19%	38%	46%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices, with the exception of the February 2021 distribution. The February 2021 distribution was paid as a cash distribution but for the purpose of calculating performance, the distribution was assumed reinvested at the market price on payable date.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.81%, 1.68% and 1.08%, respectively.

(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 2.29%, 2.16% and 1.09%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BAF
	Six Months Ended
	02/28/21		Year Ended August 31,
	(unaudited)		2020		2019	2018	2017	2016

Net asset value, beginning of period.	$15.26		$15.68		$14.86	$15.69	$16.56	$15.80

Net investment income(a)	0.36		0.67		0.65	0.74	0.79	0.83
Net realized and unrealized gain (loss)	0.04		(0.45)		0.86	(0.77)	(0.84)	0.75

Net increase (decrease) from investment operations	0.40		0.22		1.51	(0.03)	(0.05)	1.58

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.64)		(0.69)	(0.80)	(0.82)	(0.82)

Net asset value, end of period	$15.29		$15.26		$15.68	$14.86	$15.69	$16.56

Market price, end of period	$14.71		$14.39		$14.53	$13.54	$15.11	$15.79

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.70	%(d)	1.76%		10.96%	0.18%	0.14%	10.57%

Based on market price	4.77	%(d)	3.55%		12.85%	(5.22)%	1.15%	19.92%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.87	%(e)(f)	2.34	%(g)	2.82%	2.47%	2.06%	1.61%

Total expenses after fees waived and/or reimbursed	1.87	%(e)(f)	2.34	%(g)	2.82%	2.47%	2.06%	1.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees, and amortization of offering cost(h)	1.29	%(e)(f)	1.17	%(g)	1.11%	1.08%	1.06%	1.01%

Net investment income to Common Shareholders	4.70	%(e)	4.43%		4.38%	4.84%	5.06%	5.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$133,815		$133,526		$137,226	$130,022	$137,264	$144,927

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,200		$42,200		$42,200	$42,200	$42,200	$42,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$417,098		$416,413		$425,179	$408,109	$425,270	$443,429

Borrowings outstanding, end of period (000)	$49,619		$49,539		$54,030	$49,192	$44,937	$42,089

Portfolio turnover rate	8%		27%		36%	28%	31%	29%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices, with the exception of the February 2021 distribution. The February 2021 distribution was paid as a cash distribution but for the purpose of calculating performance, the distribution was assumed reinvested at the market price on payable date.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.66%, 1.66% and 1.08%, respectively.

(g)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 2.28%, 2.28% and 1.11%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BYM
	Six Months Ended
	02/28/21		Year Ended August 31,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period.	$15.57		$15.72	$14.70	$15.32	$16.22	$15.21

Net investment income(a)	0.36		0.66	0.61	0.67	0.75	0.82
Net realized and unrealized gain (loss)	0.08		(0.23)	1.04	(0.62)	(0.87)	1.02

Net increase (decrease) from investment operations	0.44		0.43	1.65	0.05	(0.12)	1.84

Distributions to Common Shareholders from net investment income(b)	(0.34)		(0.58)	(0.63)	(0.67)	(0.78)	(0.83)

Net asset value, end of period	$15.67		$15.57	$15.72	$14.70	$15.32	$16.22

Market price, end of period	$14.77		$14.19	$14.19	$13.09	$14.84	$15.55

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.97	%(d)	3.20%	12.12%	0.80%	(0.30)%	12.71%

Based on market price	6.49	%(d)	4.19%	13.66%	(7.34)%	0.74%	20.23%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.51	%(e)	2.02%	2.53%	2.23%	1.93%	1.56%

Total expenses after fees waived and/or reimbursed	1.51	%(e)	2.02%	2.53%	2.23%	1.93%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(f)	0.96	%(e)	0.98%	0.98%	0.97%	0.97%	0.95%

Net investment income to Common Shareholders	4.55	%(e)	4.31%	4.13%	4.50%	4.95%	5.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$413,861		$411,138	$415,127	$388,149	$404,474	$428,389

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$137,200		$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$401,648		$399,664	$402,571	$382,907	$394,806	$412,237

Borrowings outstanding, end of period (000)	$120,446		$121,029	$118,726	$111,781	$101,288	$100,250

Portfolio turnover rate	1%		13%	15%	30%	18%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLE
	Six Months Ended
	02/28/21		Year Ended August 31,
	(unaudited)		2020		2019	2018	2017	2016

Net asset value, beginning of period.	$14.79		$15.16		$14.55	$15.17	$16.12	$15.25

Net investment income(a)	0.36		0.73		0.71	0.76	0.83	0.93
Net realized and unrealized gain (loss)	0.06		(0.40)		0.60	(0.60)	(0.89)	0.87

Net increase (decrease) from investment operations	0.42		0.33		1.31	0.16	(0.06)	1.80

Distributions to Common Shareholders from net investment income(b)	(0.37)		(0.70)		(0.70)	(0.78)	(0.89)	(0.93)

Net asset value, end of period	$14.84		$14.79		$15.16	$14.55	$15.17	$16.12

Market price, end of period	$15.00		$14.83		$15.48	$13.77	$15.45	$16.34

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.85	%(d)	2.37%		9.52%	1.35%	(0.18)%	12.21%

Based on market price	3.68	%(d)	0.52%		18.17%	(5.82)%	0.29%	22.33%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.72	%(e)(f)(g)	2.03	%(h)	2.55%	2.32%	2.02%	1.62%

Total expenses after fees waived and/or reimbursed	1.58	%(e)(f)(g)	2.00	%(h)	2.55%	2.31%	2.02%	1.62%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost(i)	1.00	%(e)(f)(g)	0.99	%(h)	0.98%	0.98%	0.99%	0.98%

Net investment income to Common Shareholders	4.85	%(f)(g)	4.96%		4.86%	5.12%	5.47%	5.90%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$349,852		$348,328		$356,649	$342,437	$356,901	$378,572

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$151,300		$151,300		$151,300	$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$331,231		$330,223		$335,723	$326,330	$335,890	$350,213

Borrowings outstanding, end of period (000)	$74,796		$73,763		$59,519	$67,497	$71,274	$77,130

Portfolio turnover rate	9%		19%		18%	7%	9%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense would have been 1.56%, 1.56% and 0.98%, respectively.

(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.00%, 2.00% and 0.98%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFL
	Six Months Ended
	02/28/21		Year Ended August 31,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period.	$14.75		$14.94	$14.09	$14.91	$15.86	$15.18

Net investment income(a)	0.31		0.57	0.59	0.71	0.78	0.86
Net realized and unrealized gain (loss)	0.12		(0.21)	0.90	(0.76)	(0.87)	0.68

Net increase (decrease) from investment operations	0.43		0.36	1.49	(0.05)	(0.09)	1.54

Distributions to Common Shareholders from net investment income(b)	(0.29)		(0.55)	(0.64)	(0.77)	(0.86)	(0.86)

Net asset value, end of period	$14.89		$14.75	$14.94	$14.09	$14.91	$15.86

Market price, end of period	$13.98		$13.45	$13.60	$12.73	$15.03	$15.86

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.05	%(d)	2.85%	11.42%	(0.05)%	(0.34)%	10.56%

Based on market price	6.11	%(d)	3.02%	12.27%	(10.42)%	0.46%	19.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56	%(e)	2.19%	2.67%	2.51%	2.17%	1.65%

Total expenses after fees waived and/or reimbursed	1.50	%(e)	2.11%	2.58%	2.41%	2.08%	1.60%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees, and amortization of offering cost(f)(g)	0.94	%(e)	0.93%	0.94%	0.94%	0.95%	0.94%

Net investment income to Common Shareholders	4.19	%(e)	3.90%	4.15%	4.91%	5.22%	5.54%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$564,389		$558,929	$566,341	$534,075	$564,383	$599,930

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$274,600		$274,600	$274,600	$274,600	$274,600	$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$305,531		$303,543	$306,242	$294,492	$305,529	$318,474

Borrowings outstanding, end of period (000)	$91,534		$91,534	$95,978	$114,546	$123,111	$131,279

Portfolio turnover rate	20%		44%	52%	22%	16%	27%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details. (g) The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended
	02/28/21	Year Ended August 31,
	(unaudited)	2020	2019	2018	2017	2016
Expense ratios	0.93%	0.92%	0.93%	0.93%	0.94%	0.93%

See notes to financial statements.

78	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVF
	Six Months Ended
	02/28/21		Year Ended August 31,
	(unaudited)		2020	2019	2018	2017	2016

Net asset value, beginning of period.	$9.60		$9.83	$9.35	$9.75	$10.38	$10.04

Net investment income(a)	0.21		0.43	0.44	0.51	0.56	0.61
Net realized and unrealized gain (loss)	0.12		(0.25)	0.50	(0.39)	(0.62)	0.36

Net increase (decrease) from investment operations	0.33		0.18	0.94	0.12	(0.06)	0.97

Distributions to Common Shareholders from net investment income(b)	(0.20)		(0.41)	(0.46)	(0.52)	(0.57)	(0.63)

Net asset value, end of period	$9.73		$9.60	$9.83	$9.35	$9.75	$10.38

Market price, end of period	$8.96		$8.77	$9.49	$8.81	$9.84	$10.77

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.63	%(d)	2.30%	10.76%	1.52%	(0.38)%	9.96%

Based on market price	4.46	%(d)	(3.19)%	13.47%	(5.22)%	(3.10)%	18.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.35	%(e)(f)	1.77%	2.29%	2.16%	1.92%	1.55%

Total expenses after fees waived and/or reimbursed	1.34	%(e)(f)	1.77%	2.29%	2.16%	1.92%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees, and amortization of offering cost(g)	0.84	%(e)(f)	0.85%	0.87%	0.89%	0.91%	0.89%

Net investment income to Common Shareholders	4.36	%(e)(f)	4.48%	4.74%	5.35%	5.71%	5.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$630,592		$622,750	$637,636	$605,972	$630,489	$667,589

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,800		$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$358,651		$355,435	$361,541	$348,553	$358,609	$373,827

Borrowings outstanding, end of period (000)	$106,499		$97,266	$100,463	$112,817	$139,989	$161,957

Portfolio turnover rate	8%		18%	31%	21%	26%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Bond Trust	BBK	Delaware	Diversified
BlackRock Municipal Income Investment Quality Trust.	BAF	Delaware	Diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

80	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements   (unaudited) (continued)

purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BBK	$26,645	$67,430	$25,825	$119,900
BAF	35,225	103,903	39,057	178,185
BYM	98,232	250,983	83,407	432,622
BLE	53,816	148,805	49,631	252,252
MFL	60,381	187,342	61,360	309,083
MVF	74,387	208,636	79,528	362,551

For the six months ended February 28, 2021, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BBK	$56,350,354	$33,649,476	0.06% — 0.28%	$34,313,850	0.71%
BAF.	88,679,764	49,618,622	0.05 — 0.21	49,786,755	0.72
BYM	202,088,254	120,445,832	0.06 — 0.30	120,512,247	0.73
BLE	123,389,515	74,795,979	0.04 — 0.29	74,865,643	0.68
MFL	201,102,309	91,534,330	0.06 — 0.11	91,534,330	0.68

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Notes to Financial Statements   (unaudited) (continued)

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MVF	$216,581,299	$106,498,779	0.05% — 0.17%	$102,878,484	0.71%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at February 28, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at February 28, 2021.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

Trust Name	Investment Advisory Fees
BBK	0.65%
BAF	0.55
BYM	0.55
BLE	0.55

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, MFL and MVF pays the Manager a monthly fee at an annual rate equal to 0.55% and 0.50%, respectively, of the average daily value of each Trust’s net assets.

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Notes to Financial Statements   (unaudited) (continued)

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

Expense Limitations, Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2021, the amounts waived were as follows:

Trust Name	Amounts Waived
BBK	$1,529
BAF	230
BYM	1,570
BLE	3,924
MFL	2,538
MVF	7,639

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended February 28, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MFL, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2021 the waiver was $167,919.

The Manager voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BBK as a percentage of its average weekly managed assets at a rate of 0.075%.

This voluntary reimbursement may be reduced or discontinued at any time. For the six months ended February 28, 2021, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations was $107,366.

Reorganization costs incurred by BLE in connection with the respective reorganizations were expensed by BLE. The Manager reimbursed BLE $240,499, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Reorganization costs incurred in connection with the respective reorganization were expensed by BBK and BAF.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended February 28, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BBK	$1,648,903	$6,712,254
BAF	19,675,527	18,745,648
BYM	9,565,975	21,488,227
BLE	53,774,297	52,857,944
MFL	204,440,871	187,132,188
MVF	93,683,259	80,120,127

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

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Notes to Financial Statements   (unaudited) (continued)

As of August 31, 2020, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring
BBK	$3,339,636
BAF	6,215,759
BYM	13,574,066
BLE	12,422,377
MFL	10,214,772
MVF	21,504,380

As of February 28, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BBK	$225,910,957	$27,131,821	$(559,721)	$26,572,100
BAF	159,074,457	15,924,335	(426,431)	15,497,904
BYM	485,120,789	62,699,491	(1,146,349)	61,553,142
BLE	462,143,821	40,036,651	(5,044,786)	34,991,865
MFL	776,795,840	56,211,835	(3,162,639)	53,049,196
MVF	795,292,031	73,460,253	(1,715,136)	71,745,117

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the

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Notes to Financial Statements   (unaudited) (continued)

municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each of BBK, BAF, BYM, and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

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Notes to Financial Statements   (unaudited) (continued)

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

Common Shares

For the six months shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 02/28/21	Year Ended 08/31/20
BLE	15,201	20,351

For the six months ended February 28, 2021 and the year ended August 31, 2020, shares issued and outstanding remained constant for BBK, BAF, BYM, MFL and MVF.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended February 28, 2021, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

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Notes to Financial Statements   (unaudited) (continued)

VRDP Shares

MFL (for purposes of this section, a “VRDP Trust”), has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MFL	06/30/11	2,746	$274,600,000	07/01/41

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

MFL
Expiration date	04/30/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MFL	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trusts have commenced or are set to commence a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 02/28/21
MFL	04/17/14	04/15/21

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either

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Notes to Financial Statements   (unaudited) (continued)

short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended February 28, 2021, the annualized dividend rate for the VRDP Shares were as follows:

MFL
Dividend rates	0.92%

For the six months ended February 28, 2021, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

VMTP Shares

BBK, BAF, BYM, BLE and MVF (collectively for purposes of this section, the “VMTP Trusts”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BBK	12/16/11	799	$79,900,000	07/02/23	Aa1	AAA
BAF	12/16/11	422	42,200,000	07/02/23	Aa1	AAA
BYM	12/16/11	1,372	137,200,000	07/02/23	Aa1	AAA
BLE	12/16/11	1,513	151,300,000	07/02/23	Aa1	AAA
MVF	12/16/11	2,438	243,800,000	07/02/23	Aa1	AAA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended February 28, 2021, the average annualized dividend rates for the VMTP Shares were as follows:

	BBK	BAF	BYM	BLE	MVF
Dividend rates	0.99%	0.99%	0.99%	1.00%	0.99%

For the six months ended February 28, 2021, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements   (unaudited) (continued)

and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BBK	$397,931	$—
BAF	210,422	—
BYM	682,417	—
BLE	753,187	—
MFL	1,262,232	9,247
MVF	1,212,613	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

	Dividend Per Common Share
Trust Name	Paid(a)	Declared(b)	Declared
BBK	$—	$—	$0.162681	(c)
BAF	—	—	0.098392	(c)
BYM	0.058000	0.058000	—
BLE	0.062000	—	0.063835	(d)
MFL	0.048500	0.048500	—
MVF	0.033500	0.033500	—

(a)	Net investment income dividend paid on April 1, 2021 to Common Shareholders of record on March 15, 2021.
(b)	Net investment income dividend declared on April 1, 2021, payable to Common Shareholders of record on April 15, 2021.
(c)	Net investment income special dividend declared on February 19, 2021, payable to Common Shareholders of record on March 3, 2021.
(d)	Net investment income special dividend declared on March 19, 2021, payable to Common Shareholders of record on April 8, 2021.

The Trusts declared distributions to Preferred Shareholders as follows:

	Preferred Shares
Trust Name	Shares	Series	Declared		Declared
BBK	VMTP	W-7	$15,848	(a)	$—
BAF	VMTP	W-7	8,370	(a)	—
BYM	VMTP	W-7	120,225	(b)	—
BLE	VMTP	W-7	132,581	(b)	47,192	(c)
MFL	VRDP	W-7	205,010	(b)	—
MVF	VMTP	W-7	213,636	(b)	—

(a)	Special dividends declared for period March 1, 2021 to March 7, 2021.
(b)	Dividends declared for period March 1, 2021 to March 31, 2021.
(c)	Special dividends declared for period April 1, 2021 to April 11, 2021.

With the requisite approvals by each Fund’s shareholders and the satisfaction of customary closing conditions, the reorganizations of BBK and BAF into BlackRock MuniHoldings Fund, Inc. closed on March 8, 2021, and the reorganizations of BlackRock Strategic Municipal Trust, BlackRock MuniYield Investment Quality Fund, and BlackRock Municipal Income Investment Trust into BLE closed on April 12, 2021.

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Additional Information

Proxy Results

At a Joint Special Meeting of Shareholders of BlackRock Municipal Bond Trust held on Tuesday, December 15, 2020, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(C). The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock Municipal Bond Trust (“BBK”) were being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BBK and BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “BBK Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BBK’s assets and the assumption by the Acquiring Fund of substantially all of BBK’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BBK, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BBK of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BBK in accordance with its Agreement and Declaration of Trust and Delaware law (the “BBK Reorganization”).

With respect to the Proposal 1(C), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BBK	5,046,808	227,973	301,664

Preferred Shareholders

Proposal 1(D). The VMTP Holders of BBK were being asked to vote as a separate class on a proposal to approve the BBK Reorganization Agreement and the BBK Reorganization.

With respect to the Proposal 1(D), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BBK	799	—	—

At a Joint Special Meeting of Shareholders of BlackRock Municipal Income Investment Quality Trust held on Tuesday, December 15, 2020 and adjourned to Friday, January 21, 2021, Trust shareholders were asked to vote on the following proposals:

Common and Preferred Shareholders

Proposal 1(A). The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock Municipal Income Investment Quality Trust (“BAF”) were being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BAF and BlackRock MuniHoldings Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “BAF Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BAF’s assets and the assumption by the Acquiring Fund of substantially all of BAF’s liabilities in exchange solely for newly issued common shares and VMTP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BAF, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BAF of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of BAF in accordance with its Agreement and Declaration of Trust and Delaware law (the “BAF Reorganization”).

With respect to the Proposal 1(A), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BAF	4,125,717	413,518	208,682

Preferred Shareholders

Proposal 1(B). The VMTP Holders of BAF were being asked to vote as a separate class on a proposal to approve the BAF Reorganization Agreement and the BAF Reorganization.

With respect to the Proposal 1(B), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BAF	422	—	—

A D D I T I O N A L I N F O R M A T I O N	91

Additional Information  (continued)

At a Joint Special Meeting of Shareholders of BlackRock Municipal Income Trust II held on Tuesday, December 15, 2020 and adjourned to Friday, January 21, 2021, Trust shareholders were asked to vote on the following proposals:

Preferred Shareholders

Proposal 1(G). The holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock Municipal Income Trust II (the “Acquiring Fund”) were being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between The BlackRock Strategic Municipal Trust and the Acquiring Fund (the “BSD Reorganization Agreement”) and the transactions contemplated therein, including amendments to the Statement of Preferences of Variable Rate Muni Term Preferred Shares of the Acquiring Fund (the “BLE Statement of Preferences”) in connection with the issuance of additional Acquiring Fund VMTP Shares.

With respect to the Proposal 1(G), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BLE	1,513	—	—

Proposal 1(H). The VMTP Holders of the Acquiring Fund were being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniYield Investment Quality Fund and the Acquiring Fund (the “MFT Reorganization Agreement’) and the transactions contemplated therein, including amendments to the BLE Statement of Preferences in connection with the issuance of additional Acquiring Fund VMTP Shares.

With respect to the Proposal 1(H), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BLE	1,513	—	—

Proposal 1(I). The VMTP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock Municipal Income Investment Trust and the Acquiring Fund (the “BBF Reorganization Agreement”) and the transactions contemplated therein, including amendments to the BLE Statement of Preferences in connection with the issuance of additional Acquiring Fund VMTP Shares.

With respect to the Proposal 1(I), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BLE	1,513	—	—

Common and Preferred Shareholders

Proposal 2(A). The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BlackRock Municipal Income Trust II (the “Acquiring Fund”) were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between The BlackRock Strategic Municipal Trust and the Acquiring Fund.

With respect to the Proposal 2(A), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BLE	11,274,537	923,826	591,486

Proposal 2(B). The common shareholders and VMTP Holders of the Acquiring Fund were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock MuniYield Investment Quality Fund and the Acquiring Fund.

With respect to the Proposal 2(B), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BLE	11,212,282	959,524	618,046

Proposal 2(C). The common shareholders and VMTP Holders of the Acquiring Fund were being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Municipal Income Investment Trust and the Acquiring Fund.

With respect to the Proposal 2(C), the shares of the Trust were voted as follows:

Trust Name	For	Against	Abstain
BLE	11,225,841	951,657	612,355

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Additional Information  (continued)

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since August 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective October 19, 2020, MVF has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MVF, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MVF’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MVF, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	93

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	95

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

INS	Insured

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

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Want to know more?

blackrock.com   |   800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-NTL-02/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: May 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: May 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund, Inc.

Date: May 3, 2021

4